UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Juniper Networks, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑ No fee required.
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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

JUNIPER NETWORKS, INC.
1194 North Mathilda Avenue
Sunnyvale, California 94089
www.juniper.net
(408) 745-2000

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m., Pacific Time, on Wednesday, May 12, 2010

Place	Juniper Networks, Inc. 1220 North Mathilda Avenue Building 3, Pacific Conference Room Sunnyvale, CA 94089

Items of Business	(1) To elect three Class II directors;

(2) To approve an amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) that increases the number of shares reserved for issuance thereunder by 30,000,000 shares;

(3) To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2010; and

(4) To consider such other business as may properly come before the meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Juniper Networks stockholder as of the close of business on March 15, 2010.

This notice of annual meeting and proxy statement and form of proxy are being provided to our stockholders on or about March 30, 2010.

Meeting Admission	You are entitled to attend the annual meeting only if you were a Juniper Networks stockholder as of the close of business on March 15, 2010. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to March 15, 2010, a copy of any voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting.

The annual meeting will begin promptly at 9:00 a.m., Pacific Time. Check-in will begin at 8:30 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

Voting	Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and vote your shares as soon as possible. If you received notice of how to access the proxy materials over the Internet, a proxy card and voting instruction card were not sent to you, but you may vote by telephone or over the Internet. If you received a proxy card and other proxy materials by mail, you may submit your proxy card or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy card or voting instruction card in the pre-addressed envelope provided, or, in most cases, by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card or voting instruction card or that are provided by email or over the Internet.

By Order of the Board of Directors,

Mitchell L. Gaynor
Senior Vice President, General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to
be Held on May 12, 2010

The proxy statement, form of proxy and our 2009 Annual Report on Form 10-K are available at
www.proxyvote.com

2010 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
Why am I receiving these materials?	1
What is included in these materials?	1
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?	1
How can I get electronic access to the proxy materials?	1
What information is contained in this proxy statement?	1
How may I obtain Juniper Networks’ 10-K?	1
How may I obtain a separate set of voting materials?	2
What items of business will be voted on at the annual meeting?	2
How does the Board recommend that I vote?	2
What shares can I vote?	2
What is the difference between holding shares as a shareowner of record and as a beneficial owner?	3
How can I attend the annual meeting?	3
How can I vote my shares in person at the annual meeting?	3
How can I vote my shares without attending the annual meeting?	3
Can I change my vote or otherwise revoke my proxy?	4
How many shares must be present or represented to conduct business at the annual meeting?	4
Will my shares be voted if I do not vote as described in the Notice?	4
How are votes counted?	4
What is the voting requirement to approve each of the proposals?	5
Is cumulative voting permitted for the election of directors?	5
What happens if additional matters are presented at the annual meeting?	5
Who will bear the cost of soliciting votes for the annual meeting?	5
Where can I find the voting results of the annual meeting?	5
What is the deadline to propose actions for consideration or to nominate individuals to serve as directors?	6
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS	8
Board Independence	8
Board Structure and Committee Composition	9
Board Leadership Structure and Role of the Lead Independent Director	10
Identification and Evaluation of Nominees for Directors	11
Communications with the Board	12
Board’s Role in Risk Oversight	12
Policy on Director Attendance at Annual Meetings	12
DIRECTOR COMPENSATION	13
Director Compensation Table For Fiscal 2009	13
PROPOSALS TO BE VOTED ON	16
PROPOSAL NO. 1 Election of Directors	16
PROPOSAL NO. 2 Approval of Amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan	21
PROPOSAL NO. 3 Ratification of Independent Registered Public Accounting Firm	30

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of Juniper Networks, Inc., a Delaware corporation (“Juniper Networks” or the “Company”), has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at Juniper Networks’ annual meeting of stockholders, which will take place on May 12, 2010. As a Juniper Networks stockholder as of March 15, 2010, the record date, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:	What is included in these materials?

These materials include:

• Our proxy statement for the annual meeting; and

• Our 2009 Annual Report on Form 10-K, which includes our audited consolidated financial statements.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction card for the Annual Meeting.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A:	Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com) or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:	How can I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to:

• View our proxy materials for the annual meeting on the Internet; and

• Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	What information is contained in this proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and executive officers, and certain other required information.

Q:	How may I obtain Juniper Networks’ 2009 Annual Report on Form 10-K?

A:	Stockholders may request a free copy of the 2009 Annual Report on Form 10-K from our principal executive offices at:

Juniper Networks, Inc.
Attn: Investor Relations
1194 North Mathilda Avenue
Sunnyvale, CA 94089
(408) 745-2000

A copy of our 2009 Annual Report on Form 10-K is also available with our other proxy materials at www.proxyvote.com. In addition, you can access a copy on the website of the SEC. You can reach this website by going to the Investor Relations Center on our website, and clicking on the drop-down menu labeled “SEC Filings.” The website of the Investor Relations Center is:

http://www.juniper.net/us/en/company/investor-relations/

We will also furnish any exhibit to the 2009 Annual Report on Form 10-K if specifically requested in writing.

Q:	How may I obtain a separate set of voting materials?

A:	If you share an address with another stockholder, you may receive only one Notice (or other stockholder communications, including our 2009 Annual Report on Form 10-K and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate Notice now or in the future, you may write or call us to request a separate copy from:

Juniper Networks, Inc.
Attn: Investor Relations
1194 North Mathilda Avenue
Sunnyvale, CA 94089
(408) 745-2000
http://www.juniper.net/us/en/company/investor-relations/

Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Q:	What items of business will be voted on at the annual meeting?

A:	The items of business scheduled to be voted on at the annual meeting are:

• The election of three Class II directors;

• The approval of an amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) that increases the number of shares reserved for issuance thereunder by 30,000,000 shares; and

• The ratification of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2010.

We will also consider other business that properly comes before the annual meeting.

Q:	How does the Board recommend that I vote?

A:	Our Board recommends that you vote your shares “FOR” each of the nominees to the Board, “FOR” the approval of the amendment to the 2006 Plan, and “FOR” the ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2010.

Q:	What shares can I vote?

A:	Each share of Juniper Networks common stock issued and outstanding as of the close of business on March 15, 2010, (the “Record Date”), is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. More information on how to vote these shares is contained in this proxy statement. On the Record Date we had approximately 523,570,721 shares of common stock issued and outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most Juniper Networks stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially, which may affect how you can vote your shares.

Stockholder of Record

If your shares are registered directly in your name with Juniper Networks’ transfer agent, Wells Fargo Shareowner Services, you are considered, with respect to those shares, the stockholder of record, and the Notice or proxy statement was sent directly to you by Juniper Networks. As the stockholder of record, you have the right to grant your voting proxy directly to Juniper Networks as described in the Notice and this proxy statement or to vote in person at the annual meeting.

Beneficial Owner

If your shares are held in a brokerage account, by trustee or by another nominee, you are considered the beneficial owner of shares held in street name, and the Notice or proxy statement was forwarded to you by such broker or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:	How can I attend the annual meeting?

A:	You are entitled to attend the annual meeting only if you were a Juniper Networks stockholder as of the close of business on March 15, 2010, or you hold a valid proxy for the annual meeting. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the annual meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to March 15, 2010, a copy of any voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

The annual meeting will begin promptly at 9:00 a.m., Pacific Time. Check-in will begin at 8:30 a.m., and you should allow ample time for the check-in procedures.

Q:	How can I vote my shares in person at the annual meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, you may also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the annual meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions in the proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Internet — Stockholders of record of Juniper Networks common stock with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards or by following the voting instructions provided by email or over the Internet. Most Juniper Networks stockholders who hold shares beneficially in street name may vote by accessing the website specified in the voting instruction cards provided by their brokers, trustee or nominees. If you hold your shares in street name, please check the voting instruction card provided by your broker, trustee or nominee for Internet voting availability.

By Telephone — Stockholders of record of Juniper Networks common stock who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards or by following the voting instructions provided by email or over the Internet. Most Juniper Networks stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified in the voting instruction cards provided by their brokers, trustee or nominees. If you hold your shares in street name, please check the voting instruction card provided by your broker, trustee or nominee for telephone voting availability.

By Mail — Stockholders of record of Juniper Networks common stock who receive proxy materials by mail may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Juniper Networks stockholders who hold shares beneficially in street name and who receive voting materials by mail from their brokers, trustees or nominees may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Q:	Can I change my vote or otherwise revoke my proxy?

A:	You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy by telephone, over the Internet or by submitting a properly signed proxy card bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Juniper Networks Corporate Secretary at Juniper Networks, Inc., Corporate Secretary, 1194 North Mathilda Avenue, Sunnyvale, California 94089-1206 prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

Q:	How many shares must be present or represented to conduct business at the annual meeting?

A:	The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of Juniper Networks common stock entitled to vote must be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.

Q:	Will my shares be voted if I do not vote as described in the Notice?

A:	If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Certain brokerage firms, trustees and nominees have authority to vote client’s unvoted shares on some “routine” matters. If you do not give voting instructions to your broker, trustee or nominee, your broker, trustee or nominee may either (1) vote your shares on “routine” matters or (2) leave your shares unvoted. The proposal related to the ratification of the appointment of Ernst & Young as auditors for the fiscal year ending December 31, 2010 is considered a “routine” matter.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card or vote by telephone or over the Internet without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of Juniper Networks’ nominees to the Board, “FOR” approval of the proposed amendment to the 2006 Plan, and “FOR” ratification of the independent registered public accounting firm) and in the discretion of the proxy holders as to any other matters that may properly come before the annual meeting.

Q:	What is the vote required to approve each of the proposals?

A:	In the election of directors, the three nominees receiving the highest number of “FOR” votes at the annual meeting will be elected. The proposals for the approval of the proposed amendment to the 2006 Plan and for the ratification of the independent registered public accounting firm requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on each proposal at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner, such as the proposals related to the election of directors and the approval of proposed amendment to 2006 Plan, and voting instructions are not given. In tabulating the voting results for the proposals related to the election of directors and approval of the proposed amendment to the 2006 Plan, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of proposals related to the election of directors and approval of the proposed amendment to the 2006 Plan, assuming that a quorum is obtained. Abstentions have the same effect as votes against any matter being voted on at the annual meeting.

Q:	Is cumulative voting permitted for the election of directors?

A:	No. Each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote.

Q:	What happens if additional matters are presented at the annual meeting?

A:	Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Robyn M. Denholm and Mitchell Gaynor, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:	Juniper Networks is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these materials and soliciting votes. If you access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Laurel Hill Advisory Group to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Laurel Hill Advisory Group a fee of $7,500 and reimburse them for customary costs and expenses associated with these services. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:	Where can I find the voting results of the annual meeting?

A:	We intend to announce voting results from the annual meeting in a current report on Form 8-K within four (4) business days of the annual meeting. If the voting results announced in the Form 8-K are preliminary, we will file any amended Form 8-K reporting final voting results within four (4) business days of such final voting results becoming available.

Q:	What is the deadline to propose actions for consideration or to nominate individuals to serve as directors?

A:	Although the deadline for submitting proposals or director nominations for consideration at the 2010 annual meeting has passed, you may submit proposals, including director nominations, for consideration at future stockholder meetings.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in Juniper Networks’ proxy statement for the 2011 annual meeting, the written proposal must be received by the Corporate Secretary of Juniper Networks at our principal executive offices no later than November 30, 2010. If the date of the 2011 annual meeting is moved more than 30 days before or after the anniversary date of the 2010 annual meeting, the deadline for inclusion of proposals in Juniper Networks’ proxy statement for the 2011 annual meeting is instead a reasonable time before Juniper Networks begins to print and mail its proxy materials for the 2011 annual meeting. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Juniper Networks, Inc.
Attn: Corporate Secretary
1194 North Mathilda Avenue
Sunnyvale, CA 94089
Fax: (408) 745-2100

For a stockholder proposal that is not intended to be included in Juniper Networks’ proxy statement under Rule 14a-8, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Juniper Networks common stock to approve that proposal, provide the information required by the bylaws of Juniper Networks and give timely notice to the Corporate Secretary of Juniper Networks in accordance with our bylaws, which, in general, require that the proper notice be received by the Corporate Secretary of Juniper Networks not more than 75 days and not less than 45 days prior to the one year anniversary of the date Juniper Networks first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) to stockholders in connection with the previous year’s annual meeting of stockholders. For the 2011 annual meeting, the notice must be received no earlier than January 14, 2011 and no later than February 13, 2011. However, if the date of the 2011 annual meeting is advanced more than 30 days before or more than 60 days after the anniversary date of this year’s annual meeting, then for notice to be timely, the notice must be received by the Corporate Secretary not earlier than the 120th day prior to the 2011 annual meeting and not later than the close of business on the later of the 90th day prior to the 2011 annual meeting or the 10th day following the day on which public announcement of the date of the 2011 annual meeting is first made by Juniper Networks. To be in proper form, a stockholder’s notice to the Corporate Secretary must set forth the information required by the Company’s bylaws.

Recommendation and Nomination of Director Candidates: The Nominating and Corporate Governance Committee will consider both recommendations and nominations for candidates to the Board from Qualifying Stockholders. A “Qualifying Stockholder” is a stockholder that has owned for a period of one year prior to the date of the submission of the recommendation through the time of submission of the recommendation at least 1% of the total common stock of the Company outstanding as of the last day of the calendar month preceding the submission. A Qualifying Stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to Juniper Networks, Inc., Corporate Secretary, 1194 North Mathilda Avenue, Sunnyvale, California 94089-1206, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, written evidence that the candidate is willing to serve as a director of the Company if nominated and elected and evidence of the nominating person’s ownership of Company common stock.

A stockholder that instead desires to nominate a person directly for election to the Board must meet the deadlines and other requirements set forth in Section 2.5 of the Company’s bylaws and the rules and regulations of the SEC. To be timely, such stockholder’s notice must be delivered to or mailed and received by the Corporate Secretary of the Company not more than 75 days and not less than 45 days prior to the one year anniversary of the date Juniper Networks first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) to stockholders in connection with the Company’s previous year’s annual meeting of stockholders. For the 2011 annual meeting, the notice must be received no earlier than January 14, 2011 and no later than February 13, 2011. However, if the date of the 2011 annual meeting is advanced more than 30 days before or more than 60 days after the anniversary date of this year’s annual meeting, then for notice to be timely, the notice must be received by the Corporate Secretary not earlier than the 120th day prior to the 2011 annual meeting and not later than the close of business on the later of the 90th day prior to the 2011 annual meeting or the 10th day following the day on which public announcement of the date of the 2011 annual meeting is first made by Juniper Networks. To be in proper form, a stockholder’s notice to the Corporate Secretary must set forth the information required by the Company’s bylaws.

Copy of Bylaws: You may contact the Juniper Networks Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Juniper Networks is committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. Juniper Networks’ Corporate Governance Standards and Worldwide Code of Business Conduct and Ethics applicable to all Juniper Networks employees, officers and directors are available at http://www.juniper.net/us/en/company/investor-relations/. Our Worldwide Code of Business Conduct and Ethics complies with the rules of the SEC, the listing standards of the New York Stock Exchange (“NYSE”) and Rule 406 of the Sarbanes-Oxley Act of 2002. Juniper Networks has also adopted procedures for accounting and auditing matters in compliance with the listing standards of the NYSE. Concerns relating to accounting, legal, internal controls or auditing matters may be brought to the attention of either the Company’s Concerns Committee (comprised of the Company’s Chief Financial Officer, General Counsel, Executive Vice President of Human Resources, Corporate Controller and the Vice President of Internal Audit), or to the Audit Committee directly. Concerns are handled in accordance with procedures established with respect to such matters. For information on how to contact the Audit Committee directly, please see the section entitled “Communications with the Board” below.

Board Independence

Our Board of Directors (the “Board”) has determined that, except for Kevin Johnson, Scott Kriens and Pradeep Sindhu, each of whom is an employee of the company, each of the current directors has no material relationship with Juniper Networks (either directly or as a partner, stockholder or officer of an organization that has a relationship with Juniper Networks) and is independent within the meaning of the NYSE director independence standards. Furthermore, the Board has determined that each of the members of each of the committees of the Board has no relationship with Juniper Networks (either directly or as a partner, stockholder or officer of an organization that has a relationship with Juniper Networks) and is “independent” within the meaning of the NYSE director independence standards, including in the case of the members of the Audit Committee, the heightened “independence” standard required for such committee members set forth in the applicable SEC rules.

In making the determination of the independence of our directors, the Board considered all transactions in which Juniper Networks and any director had any interest, including transactions involving Juniper Networks and payments made to or from companies and entities in the ordinary course of business where our directors serve as partners, directors or as a member of the executive management of the other company. In particular, the Board considered transactions between Juniper Networks and each of Ariba, Inc. (“Ariba”), where Mr. Robert Calderoni serves as President and Chief Executive Officer, and Pillsbury Winthrop Shaw Pittman LLP (“Pillsbury”), where Ms. Mary Cranston serves as Firm Senior Partner. We lease office space from Ariba, approximately two-thirds of which is pursuant to an agreement originally entered into by and between NetScreen Technologies, Inc. and Ariba prior to our acquisition of NetScreen in 2004. In 2009, we paid approximately $9.9 million in connection with this lease. This agreement was negotiated and is maintained at arms-length, and we do not believe it is material to the results of operations or business of Juniper Networks. In addition, Pillsbury was originally retained by our Audit Committee as counsel to the Audit Committee in connection with their independent investigation into our historical stock option practices, which investigation was substantially completed in December 2006. Pillsbury has continued to represent Juniper Networks following the completion of the investigation in a limited capacity on matters associated with the investigation. Ms. Cranston joined our Board in November 2007 and was not and is not involved in Pillsbury’s representation of Juniper Networks. In addition, Ms. Cranston is no longer an equity partner at Pillsbury and is not directly or indirectly entitled to any share of the fees paid by Juniper Networks to Pillsbury. In each case, the Board determined that the nature, size and circumstances of the relationships between Juniper Networks and each of Ariba and Pillsbury did not preclude a determination of independence of Mr. Calderoni or Ms. Cranston under applicable SEC and NYSE rules.

Board Structure and Committee Composition

As of March 15, 2010, our Board had nine directors divided into three classes — Class I, Class II and Class III — with a three-year term for each class. As of March 15, 2010, the classes were comprised as follows:

Class I	Class II	Class III
(Term Expires in 2012)	(Term Expires this Year)	(Term Expires in 2011)

Scott Kriens	Pradeep Sindhu	Mary B. Cranston
Stratton Sclavos	Robert M. Calderoni	Kevin R. Johnson
William R. Stensrud	William F. Meehan	J. Michael Lawrie

The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The membership during the last fiscal year and the principal function of each of the committees are described below. Each of these committees operates under a written charter adopted by the Board. The charters of these committees are available on Juniper Networks’ website at http://www.juniper.net/us/en/company/investor-relations/. In addition, the Board has a Stock Committee comprised of the Chief Executive Officer, Chief Financial Officer and a non-employee director, currently Mr. Stensrud. The Stock Committee has authority to grant equity awards to employees who are not executive officers. During 2009, the Stock Committee held twelve meetings. The Board has also established special litigation, securities pricing, and stock repurchase committees for specific purposes, such as oversight of litigation matters, the issuance of securities or repurchases of our common stock. During 2009, the Special Litigation Committee, consisting of Mr. Lawrie, met one time and the Stock Repurchase Committee, consisting of Messrs. Kriens, Calderoni, and Stensrud, did not meet. During 2009, each director attended at least 75% of all Board and applicable committee meetings.

The following table shows all persons who served on the Board and applicable committees during 2009 or were serving as of the date this proxy statement was filed with the SEC:

Nominating
and Corporate
Name of Director	Board	Audit	Compensation	Governance

Non-Employee Directors:
Robert M. Calderoni(1)	X	X
Mary B. Cranston	X			X
J. Michael Lawrie(2)	X		X
William F. Meehan(3)	X	X
Stratton Sclavos	X	X		X
William R. Stensrud(4)	X	X	X
Employee Directors:
Kevin R. Johnson	X
Scott Kriens	X
Pradeep Sindhu	X
Number of Meetings in Fiscal 2009	10	16	4	4

X = Committee member

(1)	The Board has determined that Mr. Calderoni is an “audit committee financial expert” within the meaning of the rules promulgated by the SEC.

(2)	Mr. Lawrie is the Board’s Lead Independent Director.

(3)	Mr. Meehan was appointed to serve on the Audit Committee on March 10, 2009.

(4)	Mr. Stensrud stepped down from the Audit Committee on March 10, 2009 and was replaced on the committee by Mr. Meehan.

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Juniper Networks’ financial statements, Juniper Networks’ compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of Juniper Networks’ internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee works closely with management as well as our independent registered public accounting firm. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Juniper Networks for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The report of the Audit Committee is included herein on page 58. The charter of the Audit Committee is available at http://www.juniper.net/us/en/company/investor-relations/.

Compensation Committee

The Compensation Committee discharges the Board’s responsibilities relating to compensation of our executive officers, including evaluation of the Chief Executive Officer; produces an annual report on executive compensation, including compensation discussion and analysis, for inclusion in Juniper Networks’ proxy statement; and has overall responsibility for approving and evaluating executive officer compensation plans. The Compensation Committee also has responsibility for reviewing the overall equity award practices of the Company. The report of the Compensation Committee is included herein beginning on page 49. The charter of the Compensation Committee is available at http://www.juniper.net/us/en/company/investor-relations/.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance. The charter of the Nominating and Corporate Governance Committee is available at http://www.juniper.net/us/en/company/investor-relations/.

Board Leadership Structure and Role of the Lead Independent Director

The Company’s Board leadership structure is comprised of a Chairman, a Chief Executive Officer and a Lead Independent Director. In the current structure, the roles of Chief Executive Officer and Chairman of the Board are separated. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. The Chairman of the Board sets the agenda for Board meetings, presides over meetings of the full Board and, in conjunction with the Nominating and Corporate Governance Committee, contributes to board governance and board process matters. Mr. Kriens, the Chairman, has served as Chairman since 1996 and served as Chief Executive Officer from 1996 to 2008. The Board believes that this structure enables the Board to benefit from enabling the Chief Executive Officer to focus on strategic matters while enabling the Chairman to focus on Board process and governance matters, while also benefiting from Mr. Kriens’ experience as former Chief Executive Officer. In addition, because Mr. Kriens is an employee of the Company, the Board has appointed a Lead Independent Director, Mr. Lawrie. In addition to the duties of all Board members, the specific responsibilities of the Lead Independent Director are to:

•	provide the Chairman of the Board with input as to an appropriate schedule of Board meetings;

•	provide the Chairman of the Board with input as to the preparation of agendas for Board meetings;

•	provide the Chairman of the Board with input as to the quality, quantity, and timeliness of the flow of information from the Company’s management that is necessary for the independent directors to effectively and responsibly perform their duties;

•	make recommendations to the Chairman of the Board regarding the retention of consultants who report directly to the Board (other than consultants who are selected by the various committees of the Board);

•	preside over executive sessions of the Board; and

•	act as a liaison between the independent directors and the Chairman of the Board on sensitive issues.

The Board believes that this overall structure of a separate Chairman and Chief Executive Officer, combined with a Lead Independent Director, results in an effective balancing of responsibilities, experience and independent perspective to meet the current corporate governance needs and oversight responsibilities of the Board.

The independent directors of the Company meet periodically, at least quarterly, in executive session, (i.e., with no management directors present). Executive sessions of the independent directors are chaired by the Lead Independent Director. The executive sessions include discussions and recommendations regarding guidance to be provided to the Chief Executive Officer and such topics as the independent directors determine.

Identification and Evaluation of Nominees for Directors

The Nominating and Corporate Governance Committee’s criteria and process for evaluating and identifying the candidates that it selects, or recommends to the full Board for selection, as director nominees, are as follows:

•	The Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Board.

•	The Nominating and Corporate Governance Committee reviews the qualifications of any candidates who have been properly recommended or nominated by a stockholder, as well as those candidates who have been identified by management, individual members of the Board or, if the committee determines, a search firm. Such review may, in the committee’s discretion, include a review solely of information provided to the committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Nominating and Corporate Governance Committee deems proper. Please see the information under “Recommendation and Nomination of Director Candidates” on page 6 of this proxy statement for more information on stockholder recommendations of director candidates.

•	The Nominating and Corporate Governance Committee conducts an annual evaluation of the performance of individual directors and the Board as a whole, and evaluates the qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders.

•	The Nominating and Corporate Governance Committee considers the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the Nominating and Corporate Governance Committee considers many factors, including issues of character, judgment, independence, age, education, expertise, diversity of experience, length of service, other commitments and ability to serve on committees of the Board, as well as other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender, and national origin. The Nominating and Corporate Governance Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. The committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. While the committee has not established specific minimum qualifications for director candidates, the committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness and (iv) meet other requirements as may be required by applicable rules and regulations, such as financial literacy or financial expertise with respect to Audit Committee members.

•	In evaluating and identifying candidates, the Nominating and Corporate Governance Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.

•	After such review and consideration, the Nominating and Corporate Governance Committee selects, or recommends that the Board select, the slate of director nominees, either at a meeting of the Committee at which a quorum is present or by unanimous written consent of the Committee.

William F. Meehan was appointed to the Board as a Class II director in February 2009. Mr. Meehan was introduced by Mr. Johnson to Mr. Kriens, who subsequently recommended to the Nominating and Corporate Governance Committee that Mr. Meehan be considered for appointment to the Board.

Each of the nominees for re-election at the 2010 annual meeting was evaluated by the Nominating and Corporate Governance Committee, recommended by the Nominating and Corporate Governance Committee to the Board for nomination and nominated by the Board for re-election.

Communications with the Board

Stockholders of Juniper Networks and other parties interested in communicating with the Board may contact any of our directors by writing to them c/o Juniper Networks, Inc., 1194 North Mathilda Avenue, Sunnyvale, California 94089-1206. The Nominating and Corporate Governance Committee of the Board has approved a process for handling communications received by the Company. Under that process, the General Counsel receives and logs communications directed to the Board, the Lead Independent Director or the independent directors of the Board, and, unless marked “confidential”, reviews all such correspondence and regularly (not less than quarterly) forwards to the Board, the Lead Independent Director or the independent directors of the Board, as applicable, a summary of such correspondence and copies of such correspondence. Communications marked “confidential” will be logged as received by the General Counsel and then will be forwarded to the addressee(s).

Board’s Role in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of Company risk. This role is one of informed oversight rather than direct management of risk. The Board regularly reviews and consults with management on strategic direction, challenges and risks faced by the Company. The Board also reviews and discusses with management quarterly financial results and forecasts. The Audit Committee of the Board oversees management of financial risks, and its charter tasks the committee to provide oversight of and review at least annually the Company’s risk management policies, including its investment policies and anti-fraud program. The Compensation Committee of the Board is responsible for overseeing the management of risks relating to and arising from the Company’s executive compensation plans and arrangements. These committees provide regular reports, generally on a quarterly basis, to the full Board.

Management is tasked with the direct management and oversight of legal, financial, and commercial compliance matters, which includes identification and mitigation of associated areas of risk. The General Counsel provides regular reports of legal risks to the Audit Committee and the Board. The Chief Financial Officer, the Controller and Vice President of Internal Audit provide regular reports to the Audit Committee concerning financial, tax and audit related risks. In addition, the Audit Committee receives periodic reports from management on the Company’s compliance programs and efforts, investment policy and practices and the results of various internal audit projects. Management and the Company’s compensation consultant provide analysis of risks related to the Company’s compensation programs and practices to the Compensation Committee.

Policy on Director Attendance at Annual Meetings

As set forth in our Corporate Governance Standards, absent extraordinary circumstances, each member of the Board is strongly encouraged to attend each annual stockholder meeting in person. All of our directors attended the 2009 annual meeting of stockholders.

DIRECTOR COMPENSATION

Non-Employee Director Meeting Fee and Retainer Information

The following table provides information on Juniper Networks’ compensation and reimbursement practices during fiscal 2009 for non-employee directors:

Annual retainer for all non-employee directors (payable quarterly)	$55,000
Additional annual retainer for Audit Committee members (payable quarterly)	$10,000
Additional annual retainer for Compensation Committee members (payable quarterly)	$10,000
Additional annual retainer for Nominating and Corporate Governance Committee members (payable quarterly)	$5,000
Additional annual retainer for Audit Committee Chairman (payable quarterly)	$35,000
Additional annual retainer for Compensation Committee Chairman (payable quarterly)	$35,000
Additional annual retainer for Nominating and Corporate Governance Committee Chairman (payable quarterly)	$10,000
Stock options granted upon initial appointment or election to the Board(1)	50,000
Restricted Stock Units granted annually(2)	$125,000	(3)
Reimbursement for expenses attendant to Board membership	Yes
Payment for each additional committee meeting attended after total committee meeting attendance exceeds eighteen (18) in a calendar year:	$1,250

(1)	Vests monthly over three years commencing on the date of grant with the last 1/36th vesting on the day prior to our annual stockholder meeting in the third calendar year following the date of grant.

(2)	Vests monthly over twelve months commencing on the date of grant.

(3)	At each annual stockholder meeting, each non-employee director who was a non-employee director on the date of the prior year’s annual stockholder meeting is automatically granted Restricted Stock Units (RSUs) for a number of shares equal to the Annual Value (as defined below) and each non-employee director who was not a non-employee director on the date of the prior year’s annual stockholder meeting shall receive a RSU award for a number of shares determined by multiplying the Annual Value by a fraction, the numerator of which is the number of days since the non-employee director received their initial stock option grant, and the denominator of which is 365, rounded down to the nearest whole share. The Annual Value means the number of RSUs equal to $125,000 divided by the average daily closing price of the Company’s common stock over the six month period ending on the last day of the fiscal year preceding the date of grant (for example, the period from July 1, 2008 — December 31, 2008 for Annual Awards granted in May 2009). These RSU awards vest approximately one year from the grant date subject to the non-employee director’s continuous service on the Board.

Director Compensation Table For Fiscal 2009

The following table shows compensation information for our non-employee directors for fiscal 2009. None of Messrs. Johnson, Kriens or Dr. Sindhu received any separate compensation for their Board service. Compensation information for Mr. Johnson and Dr. Sindhu is included in the Summary Compensation Table on page 50 and compensation information for Mr. Kriens, an employee of the Company but not a named executive officer, is below. Mr. Meehan joined the Board in February 2009.

Non-Employee Director Compensation for Fiscal 2009

					Change in
					Pension Value
					and
	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in Cash	Awards	Awards(1)	Compensation	Earnings	Compensation	Total

Robert M. Calderoni(2)	$100,000	—	$149,280	—	—	—	$249,280
Mary Cranston(3)	$60,000	—	$149,280	—	—	—	$209,280
J. Michael Lawrie(4)	$65,000	—	$149,280	—	—	—	$214,280
William F. Meehan(5)	$65,000	—	$390,604	—	—	—	$455,604
Stratton Sclavos(6)	$82,500	—	$149,280	—	—	—	$231,780
William R. Stensrud(7)	$102,500	—	$149,280	—	—	—	$251,780

(1)	Amounts shown do not reflect compensation actually received by the director. Instead, the amount shown is the aggregate grant date fair value of stock-related awards in fiscal 2009 computed in accordance with FASB ASC Topic 718 disregarding forfeiture assumptions. The assumptions used to calculate the value of option awards are set forth under Note 10 of the Notes to Consolidated Financial Statements included in Juniper Networks Annual Report on Form 10-K for 2009 filed with the SEC on February 26, 2010.

(2)	As of December 31, 2009, Mr. Calderoni held outstanding options to purchase 132,300 shares and 6,000 restricted stock units of the Company’s common stock. The aggregate grant date fair value for the stock award granted to Mr. Calderoni on May 28, 2009 was $149,280.

(3)	As of December 31, 2009, Ms. Cranston held outstanding options to purchase 60,356 shares and 6,000 restricted stock units of the Company’s common stock. The aggregate grant date fair value for the stock award granted to Ms. Cranston on May 28, 2009 was $149,280.

(4)	As of December 31, 2009, Mr. Lawrie held outstanding options to purchase 74,712 shares and 6,000 restricted stock units of the Company’s common stock. The aggregate grant date fair value for the stock award granted to Mr. Lawrie on May 28, 2009 was $149,280.

(5)	As of December 31, 2009, Mr Meehan held outstanding options to purchase 50,000 shares and 1,841 restricted stock units of the Company’s common stock. The aggregate grant date fair value for the stock option award granted on February 5, 2009 was $344,800. The aggregate grant date fair value for the stock award granted on May 28, 2009 was $45,804.

(6)	As of December 31, 2009, Mr. Sclavos held outstanding options to purchase 240,000 shares and 6,000 restricted stock units of the Company’s common stock of the Company’s common stock. The aggregate grant date fair value for the stock award granted to Mr. Sclavos on May 28, 2009 was $149,280.

(7)	As of December 31, 2009, Mr. Stensrud held outstanding options to purchase 220,000 shares and 6,000 restricted stock units of the Company’s common stock of the Company’s common stock. The aggregate grant date fair value for the stock award granted to Mr. Stensrud on May 28, 2009 was $149,280.

Chairman of the Board Compensation

Employee Director Compensation for Fiscal 2009

					Change in
					Pension Value
					and
	Fees				Nonqualified
	Earned	Stock		Non-Equity	Deferred
	or Paid	Awards	Option	Incentive Plan	Compensation	All Other
Name	in Cash	(1)	Awards	Compensation	Earnings	Compensation	Total

Scott Kriens(2)	—	$909,117	—	—	—	$482,754(3)	$1,391,871

(1)	Amounts shown do not reflect compensation actually received by the director. Instead, the amount shown is the aggregate grant date fair value of stock-related awards in fiscal 2009 computed in accordance with FASB ASC Topic 718 disregarding forfeiture assumptions. The assumptions used to calculate the value of option awards are set forth under Note 10 of the Notes to Consolidated Financial Statements included in Juniper Networks Annual Report on Form 10-K for 2009 filed with the SEC on February 26, 2010.

(2)	As of December 31, 2009, Mr. Kriens held outstanding options to purchase 4,445,000 shares, 5,600 restricted stock units and 309,345 performance share awards of the Company’s common stock.

(3)	Represents the salary earned by Mr. Kriens as an employee in 2009 and includes $2,254 related to the standard employee benefit portion paid by the Company for life and disability insurance premiums and $5,500 in matching contributions paid under the Company’s 401(k) plan.

In July 2008, Mr. Johnson agreed to join the Company as Chief Executive Officer and effective September 2008, Mr. Kriens transitioned from Chief Executive Officer to Chairman of the Board. To ensure a smooth transition of the Chief Executive Officer responsibilities to Mr. Johnson, the Board’s Compensation Committee maintained Mr. Kriens’ base salary level through March 2009 and participation in the 2008 executive annual incentive plan for the entire 2008 year.

Although Mr. Kriens is no longer serving as an executive officer, he remains an employee of the Company, providing services to the Company at the direction of Mr. Johnson and the Board. The Committee determined his 2009 compensation arrangement was commensurate with his ongoing employment responsibilities when compared to other personnel engaged in related roles within the Company and taking into account the unique value provided in this capacity from Mr. Kriens’ experience as the Company’s Chief Executive Officer. In March 2009, the Committee approved the following compensation arrangement for Mr. Kriens to reflect the change in his responsibilities from Chief Executive Officer to Chairman which arrangement was effective April 1, 2009:

•	Annual base salary of $400,000 (reduced from the $700,000 base salary in effect in his capacity as Chief Executive Officer).

•	Performance shares for a target number of shares of 28,806, which vest after 1 year. The number of shares actually earned can range between 0 and 57,612 shares depending on the achievement during 2009 of the performance measures described in the long-term equity compensation section of Compensation Discussion and Analysis on page 42.

Mr. Kriens was not eligible to participate in the Company’s 2009 annual cash incentive program. Mr. Kriens continued to earn performance shares from previous grants based on performance and vest in other time-based equity awards, so long as he is an employee of the Company. In addition, Mr. Kriens’ change of control agreement expired in January 2009 and the Committee decided not to renew it given the change in his role.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

There are three nominees for election as Class II directors of the Board at this year’s annual meeting — Pradeep Sindhu, Robert M. Calderoni, and William F. Meehan. Each of the nominees is presently a member of the Board. Information regarding the business experience of each nominee and the other members of the Board is provided below. A discussion of the qualifications, attributes and skills of each director that led our Board and the Nominating and Corporate Governance Committee to the conclusion that he or she should serve or continue to serve as a director has been added following each of the director biographies. Each of the Class II directors will be elected to serve a three-year term until the Company’s annual meeting in 2013 and until their respective successors are elected. There are no family relationships among our executive officers and directors.

If you sign your proxy or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted for the three persons recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card or when you vote by telephone or over the Internet. If you do not give voting instructions to your broker, your broker will leave your shares unvoted on this matter.

Our Board recommends a vote FOR the election to the Board of Pradeep Sindhu, Robert M. Calderoni and William F. Meehan as Class II directors.

Vote Required

The three persons receiving the highest number of “FOR” votes represented by shares of Juniper Networks common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected.

Nominees for Election
Pradeep Sindhu Director since 1996 Age 57	Dr. Sindhu founded Juniper Networks in February 1996 and served as Chief Executive Officer and Chairman of the Board of Directors until September 1996. Since then, Dr. Sindhu has served as Vice Chairman of the Board of Directors and Chief Technical Officer of Juniper Networks. From September 1984 to February 1991, Dr. Sindhu worked as a Member of the Research Staff, and from March 1987 to February 1996, as the Principal Scientist, and from February 1994 to February 1996, as Distinguished Engineer at the Computer Science Lab, Xerox Corporation, Palo Alto Research Center, a technology research center. Dr. Sindhu served as a member of the board of directors of Infinera Corporation, a provider of optical networking equipment, from September 2001 to May 2008.
As the founder and Chief Technical Officer of the Company, Dr. Sindhu is a leading expert in networking technology and is able to provide the Board with an understanding of the Company’s products and technology as well as provide expert perspective on industry trends and opportunities. Dr Sindhu’s experience with the Company from its founding also offers the Board insight to the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view.

Robert M. Calderoni Director since 2003 Age 50	Mr. Calderoni has served as President and Chief Executive Officer and a member of the board of directors of Ariba, Inc., a provider of spend management solutions, since October 2001. From January 2001 to October 2001, Mr. Calderoni served as Ariba’s Executive Vice President and Chief Financial Officer. From November 1997 to January 2001, he served as Chief Financial Officer at Avery Dennison Corporation, a manufacturer of pressure-sensitive materials and office products. From June 1996 to November 1997, Mr. Calderoni served as Senior Vice President of Finance at Apple Computer, a provider of hardware and software products and Internet-based services. Mr. Calderoni also serves as a member of the board of directors of KLA-Tencor, Inc., a semiconductor equipment manufacturer.
Mr. Calderoni’s experience as a Chief Financial Officer and in other finance roles has provided him with broad experience in finance including accounting and financial reporting. This experience has led our Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the 1934 Act. In addition, as Chief Executive Officer of Ariba, Inc., a provider of spend management solutions, he has broad management expertise and a knowledge and understanding of software and software as a service business issues.

William F. Meehan Director since 2009 Age 57	Mr. Meehan is the Raccoon Partners Lecturer in Management at the Graduate School of Business at Stanford University, where he is also a faculty affiliate of the Center for Social Innovation and a member of the Board of Advisors of the Stanford Social Innovation Review. From August 1978 to December 2008, Mr. Meehan served at McKinsey and Company, Inc., a management consulting firm, most recently serving as a Senior Director. While at McKinsey, Mr. Meehan was a member of the Shareholders Council; a member of McKinsey’s Board of Directors; Chair of the Client Committee; Chair of the McKinsey Investment Office; Vice-Chair of the Directors Review Committee; founder and leader of the Private Equity Practice; Chair of the West Coast Practice; and Managing Director of the San Francisco Office.
Through Mr. Meehan’s experience at McKinsey, he brings extensive expertise in analyzing numerous aspects of a company’s business, including strategy, organizational design and planning as well as formulating and driving strategic direction and change. In particular, Mr. Meehan’s experience with a wide range of companies gives him the ability to offer the Board valuable insight to best-in-class examples of successful companies against which the Company can model growth and culture to enable scaling of the organization in an optimal manner.

Continuing Directors
Mary B. Cranston Director since 2007 Age 62	Ms. Cranston is currently the Firm Senior Partner of Pillsbury Winthrop Shaw Pittman LLP, an international law firm. She was the Chair and Chief Executive Officer of Pillsbury from January 1999 until April 2006, and continued to serve as Chair of Pillsbury until December 2006. Ms. Cranston also serves as a member of the board of directors of Visa, Inc., a financial services company, GrafTech International, Ltd., a manufacturer of carbon and graphite products and International Rectifier, a power management company.
Ms. Cranston’s extensive experience as an attorney, including serving as the chair of a large national law firm, has provided her with broad management expertise, extensive experience in the career development of women and a detailed understanding of corporate governance, regulatory and legal matters. Ms Cranston also has deep understanding of the telecommunications industry through her experience representing several carrier clients, which can provide the Board insight into the Company’s customers’ needs. In addition, her experience as a director in several other companies provides her with an understanding of the operation of other boards of directors that she can contribute in her role as a member of the Nominating and Corporate Governance Committee.

Kevin R. Johnson Director since 2008 Age 49	Mr. Johnson joined Juniper Networks in September 2008 as Chief Executive Officer and a member of our Board of Directors. Prior to Juniper Networks, Mr. Johnson was at Microsoft Corporation, a worldwide provider of software, services, and solutions, where he had served as President, Platforms and Services Division since January 2007. He had been Co-President of the Platforms and Services Division since September 2005. Prior to that role, he held the position of Microsoft’s Group Vice President, Worldwide Sales, Marketing and Services since March 2003. Before that position, Mr. Johnson had been Senior Vice President, Microsoft Americas since February 2002 and Senior Vice President, U.S. Sales, Marketing, and Services since August 2000. Before joining Microsoft in 1992, Mr. Johnson worked in IBM’s systems integration and consulting business and started his career as a software developer. Mr. Johnson also serves on the board of directors of Starbucks Corporation, a worldwide coffee retailer.
Mr. Johnson’s day-to-day involvement in the Company’s business has provided him with extensive knowledge and understanding of the Company and its industry. As Chief Executive Officer, he is able to provide the Company’s Board of Directors with insight and information related to the Company’s strategy, operations, and business. His prior experience in a number of substantial management roles at Microsoft Corporation provided him with extensive experience in research and development, operations and management.

Scott Kriens Director since 1996 Age 52	Mr. Kriens has served as Chairman of the Board of Directors of Juniper Networks since October 1996 and served as Chief Executive Officer of Juniper Networks from October 1996 to September 2008. Mr. Kriens is currently an employee of Juniper Networks. From April 1986 to January 1996, Mr. Kriens served as Vice President of Sales and Vice President of Operations at StrataCom, Inc., a telecommunications equipment company, which he co-founded in 1986. Mr. Kriens also serves on the board of directors of Equinix, Inc., a provider of global data center services and served on the board of directors of VeriSign, Inc., a provider of digital infrastructure solutions, from January 2001 to May 2008.
As a result of Mr. Kriens’ prior service as the Company’s Chief Executive Officer, he developed an extensive understanding of the Company’s business and the networking industry and can contribute to the Board a highly informed perspective on the business independent from that of the Chief Executive Officer. Mr. Kriens’ experience with the Company from its early stages also offers the Board insight to the evolution of the Company, including from execution, cultural, operational, competitive and industry points of view. In addition, his experience as a director in other technology companies provides him with an understanding of the operation of other boards of directors that he can contribute in his role as Chairman.
J. Michael Lawrie Director since 2007 Age 56	Mr. Lawrie has served as Chief Executive Officer of Misys plc, a UK-based provider of industry-specific software products and solutions, since November 2006. Mr. Lawrie also serves as the Executive Chairman of Allscripts-Misys Healthcare Solutions, Inc., a provider of software, services, information and connectivity solutions for the healthcare industry. From October 2005 to November 2006, Mr. Lawrie served as a partner of ValueAct Capital. From May 2004 to April 2005, Mr. Lawrie served as Chief Executive Officer of Siebel Systems, Inc. From May 2001 to May 2004, Mr. Lawrie served as Senior Vice President and Group Executive at International Business Machines (“IBM”), a global provider of information technology products and services, responsible for sales and distribution of all IBM products and services worldwide. Mr. Lawrie also serves on the Drexel University board of trustees. Mr. Lawrie also served on the boards of directors of SSA Global Technologies, Inc., a provider of enterprise software applications, from September 2005 to May 2007 and Symbol Technologies, Inc., a provider of enterprise mobility solutions, from June 2005 to January 2007.
Mr. Lawrie’s experience as Chief Executive Officer of Misys and in executive roles at Siebel Systems and IBM has provided him with broad leadership and executive experience. Moreover, his management of a company headquartered in Europe provides him with a perspective on global business operations. In addition, his experience as a director in other technology companies provides him with an understanding of the operation of other boards of directors that he can contribute in his role as Lead Independent Director.

Stratton Sclavos Director since 2000 Age 48	Mr. Sclavos has served as a General Partner of Radar Partners LLC, a private investment firm, since November 2007. From July 1995 to May 2007, Mr. Sclavos served as President and Chief Executive Officer of VeriSign, Inc., a provider of digital infrastructure solutions, and Chairman of its board of directors from December 2001 to May 2007. From October 1993 to June 1995, he was Vice President, Worldwide Marketing and Sales of Taligent, Inc., a software development company that was a joint venture among Apple Computer, Inc., IBM and Hewlett-Packard. Prior to that time, he served in various sales, business development and marketing capacities for GO Corporation, MIPS Computer Systems, Inc. and Megatest Corporation. Mr. Sclavos also serves on the board of directors of Salesforce.com, a provider of customer relationship management services. Mr. Sclavos served on the board of directors of Intuit, Inc., a provider of business and financial management solutions, from 2001 to March 2010.
Mr. Sclavos’ experience as the Chairman and Chief Executive Officer of VeriSign has provided him with an extensive understanding of internet and network related businesses. In addition, his experience as a director in several other technology companies provides him with an understanding of the operation of other boards of directors that he can contribute in his role as Chairman of the Nominating and Corporate Governance Committee.
William R. Stensrud Director since 1996 Age 59	Mr. Stensrud is an independent investor. From January 2007 to March 2007, he served as Chairman and CEO of Muze, Inc., a provider of B2B digital commerce solutions and descriptive entertainment media information. Mr. Stensrud was a general partner with the venture capital firm of Enterprise Partners from January 1997 to December 2006. Mr. Stensrud was an independent investor and turn-around executive from March 1996 to January 1997. During this period, Mr. Stensrud served as President of Paradyne Corporation and as a director of Paradyne Corporation, GlobeSpan Corporation and Paradyne Partners LLP, all data networking companies. From January 1992 to July 1995, Mr. Stensrud served as President and Chief Executive Officer of Primary Access Corporation, a data networking company acquired by 3Com Corporation. From 1986 to 1992, Mr. Stensrud served as the Marketing Vice President of StrataCom, Inc., a telecommunications equipment company, which Mr. Stensrud co-founded.
Mr. Stensrud’s years of experience in venture capital and in the management of a wide variety of technology companies have exposed him to a broad range of issues affecting businesses, including a number of businesses in our industry. In particular, Mr. Stensrud’s experience as an operating executive in the telecommunications and data communications industry provides the Board and management with knowledge and perspective on the Company’s daily operating challenges. His work has included analyzing and focusing on improving various aspects of businesses, including operations, strategies and financial performance.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE JUNIPER NETWORKS, INC. 2006
EQUITY PLAN

Background

Our 2006 Equity Incentive Plan (the “2006 Plan”) allows us to grant equity awards (including stock options, restricted stock units and performance share awards) to our employees, officers and directors.

We believe our success is due to our highly talented employee base and that future success depends on the ability to attract and retain high caliber personnel. Our primary centers for innovation are in technology centers such as Silicon Valley where we must compete with many companies for a limited pool of talented people. The ability to grant equity awards is a necessary and powerful recruiting and retention tool for us to obtain the quality personnel we need to move our business forward.

We designed the 2006 Plan to conform to best practices in equity incentive plans. The 2006 Plan replaced our previously existing equity incentive plans and adopted many features designed to address stockholder concerns related to equity incentive plans, such as the prohibition on option and stock appreciation right repricing without stockholder consent, reduced maximum option terms, elimination of “evergreen” share reserve increases and the flexibility of restricted stock, restricted stock units, performance shares or deferred stock units which can be used in lieu of stock options to reduce the total number of our shares necessary to grant competitive equity awards.

We have been focused on managing our annual equity usage as a percentage of our common stock outstanding to align with peer group competitive levels and have made changes in recent years to reduce the number of shares underlying the equity awards we grant. Our intention over the next couple of years is to target the number of shares underlying equity awards granted on an annual basis at approximately three percent (3%) of our common stock outstanding.

Summary of the Proposal

Our Board of Directors approved an amendment to the 2006 Plan (as amended and restated, the “Amended Plan”) on February 2, 2010, subject to approval by our stockholders at our 2010 annual meeting. We are seeking stockholder approval of an amendment to the 2006 Plan that increases the number of shares reserved for issuance thereunder by 30,000,000 shares.

When the 2006 Plan was adopted and approved by our stockholders in May 2006, the 2006 Plan had an initial authorized share reserve of 64,500,000 shares of common stock. In addition, any shares subject to outstanding options under our previously existing equity incentive plans, the 2000 Nonstatutory Stock Option Plan (the “2000 Plan”) and the Amended and Restated 1996 Stock Plan (the “1996 Plan”), that expire unexercised following the adoption of the 2006 Plan become available for grant under the 2006 Plan, up to a maximum of 75,000,000 additional shares of common stock. Since the adoption of the 2006 Plan through March 22, 2010, 16,186,723 shares subject to such previous awards have become available for grant under the 2006 Plan.

As of March 22, 2010, the 2006 Plan had 51,754,724 million shares subject to currently outstanding equity awards and 2,243,056 million shares available for future issuance.

Why the Proposed Increase in Shares

We believe that increasing the shares reserved for issuance under the 2006 Plan is necessary for us to continue to offer a competitive equity incentive program in the future. Based upon recent equity award requirements, we believe that the addition of 30,000,000 shares to the shares reserved for issuance under the 2006 Plan will provide us with enough shares to continue to offer competitive equity compensation through 2011. Of the shares subject to the proposed increase, we intend to allocate a substantial majority of such shares to performance share awards and RSUs.

If the stockholders do not approve the proposed share increase, we believe we will not be able to continue to offer competitive equity packages to retain our current employees and hire new employees in 2010 and future years. This could significantly hamper our plans for growth and adversely affect our ability to operate our business. In addition, if we were unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent. This could have a significant effect upon our quarterly results of operations and balance sheet and not be competitive with other companies that offer equity.

Description of the Amended Plan

ELIGIBILITY; LIMITATIONS.  Options, stock appreciation rights, performance shares, performance units, restricted stock, restricted stock units, deferred stock units and dividend equivalents may be granted under the 2006 Plan. Options granted under the 2006 Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options. Incentive stock options may be granted only to employees of the Company or of any subsidiary of the Company. Other awards may be granted under the 2006 Plan to any employee, consultant or non-employee director of the Company or of any parent or subsidiary of the Company. Non-employee directors, however, may only be granted restricted stock units and stock options under the 2006 Plan, and these are made pursuant to an automatic, non-discretionary formula. Otherwise, the 2006 Plan administrator, in its discretion, selects the person(s) to whom awards may be granted, and (except for performance units and dividend equivalents, which are cash awards) the number of shares subject to each such grant. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular individual or individuals in the future. The 2006 Plan provides that no person(s) may be granted, in any fiscal year of the Company: (i) options or stock appreciation rights to purchase more than four million (4,000,000) shares of common stock in such person’s first fiscal year of service with the Company and more than two million (2,000,000) shares of common stock in any other fiscal year of service; (ii) performance shares, restricted stock units, restricted stock or deferred stock units to more than two million (2,000,000) shares of common stock in such person’s first fiscal year of service with the Company and more than one million (1,000,000) shares of common stock in any other fiscal year of service; and (iii) performance units having an initial value more than four million dollars ($4,000,000) in such persons’ first fiscal year of service with the Company and more than two million dollars ($2,000,000) in any other fiscal year of service. As of March 1, 2010 the Company had six (6) non-employee directors and approximately 7,400 employees that could be eligible for awards under the 2006 Plan.

SHARES AVAILABLE FOR ISSUANCE.  A total of 94,500,000 shares of common stock have been reserved for issuance under the 2006 Plan plus the addition of shares subject to outstanding options under the Company’s 2000 Plan and 1996 Plan that expire unexercised after May 18, 2006, up to a maximum of 75,000,000 additional shares.

Any shares subject to options or stock appreciation rights shall be counted against the shares available for issuance as one share for every share subject thereto. Any restricted stock, restricted stock units, performance shares or deferred stock units with a per share purchase price lower than 100% of fair market value on the date of grant shall be counted against the shares available for issuance as two and one-tenth (2.1) shares for every one share subject thereto. To the extent that a share that was subject to an award that counted as two and one-tenth shares against the 2006 Plan reserve is recycled back into the 2006 Plan, the 2006 Plan shall be credited with two and one-tenth shares.

If an award expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock, performance shares, restricted stock units or deferred stock units, is forfeited to or repurchased by the Company due to its failure to vest, the unpurchased shares (or for awards other than options and stock appreciation rights, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the 2006 Plan. With respect to stock appreciation rights, when a stock-settled SAR is exercised, the shares subject to a SAR grant agreement shall be counted against the shares available for issuance under the 2006 Plan as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise. Shares that have actually been issued under the 2006 Plan under any award shall not be returned to the 2006 Plan and shall not become available for future distribution under the 2006 Plan; provided, however, that if shares of restricted stock, performance shares, restricted stock units or deferred stock units are repurchased by the Company at their original purchase price or are forfeited to the Company due to their failure to vest, such shares shall become available for future grant under the 2006 Plan as described above. Shares used to pay the exercise price of a stock option shall not become available for future grant or sale under the 2006 Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the 2006 Plan. To the extent a 2006 Plan award is paid out in cash rather than stock, such cash payment shall not reduce the number of shares available for issuance under the 2006 Plan. Any payout of dividend equivalents or performance units, because they are payable only in cash, shall not reduce the number of shares available for issuance under the 2006 Plan. Conversely, any forfeiture of dividend equivalents or performance units shall not increase the number of shares available for issuance under the 2006 Plan.

ADMINISTRATION.  The 2006 Plan may generally be administered by the Board or a committee appointed by the Board (as applicable, the “Administrator”). The Board has authorized the Compensation Committee of the Board to approve awards and grants to Section 16 reporting executive officers. The Compensation Committee is composed entirely of independent non-employee directors. The Board has also authorized the Stock Committee to approve awards and grants, within limits, to employees and consultants other than the Section 16 reporting executive officers. The Stock Committee is composed of the Chief Executive Officer, Chief Financial Officer and one outside director.

OPTION TERMS AND CONDITIONS.  Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

EXERCISE PRICE.  The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an option may not be less than 100% of the fair market value of our common stock on the date such option is granted. The fair market value of our common stock is set at the closing sale price for our common stock on the date the option is granted.

EXERCISE OF OPTION; FORM OF CONSIDERATION.  The Administrator determines when options become exercisable, and may in its discretion accelerate the vesting of any outstanding option. Stock options granted under the 2006 Plan generally vest and become exercisable over a four (4) year period. The 2006 Plan permits payment to be made by cash, check, other shares of common stock of the Company, cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

TERM OF OPTION.  Currently, options granted under the 2006 Plan expire seven (7) years from the date of grant. However, the 2006 Plan allows an option to be granted with a shorter term determined by the Administrator. No option may be exercised after its term expires.

TERMINATION OF EMPLOYMENT.  If the optionee’s employment or status as a service provider terminates for any reason other than death or permanent total disability or unless the Administrator otherwise approves, then options may be exercised no later than 90 days after such termination and may be exercised only to the extent the option was exercisable on the termination date.

DEATH OR DISABILITY.  If an optionee’s employment or status as a service provider terminates as a result of his or her death or permanent total disability, then all options held by such optionee under the 2006 Plan may be exercised within twelve (12) months or as may be provided in the option agreement, but only to the extent the options would have been exercisable at the date of death or permanent total disability.

OTHER PROVISIONS.  The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2006 Plan as may be determined by the Administrator.

STOCK APPRECIATION RIGHTS.  Stock appreciation rights are exercisable in whole or in part at such times as the Administrator specifies in the grant or agreement. However, the term of a stock appreciation right may be no more than seven (7) years from the date of grant. The Company’s obligations arising upon the exercise of a stock appreciation right may be paid in cash or common stock, or any combination of the same, as the Administrator may determine. We expect, however, that most or all of the stock appreciation rights that we grant, if any, will provide that they may only be settled in shares of common stock. Shares issued upon the exercise of a stock appreciation right are valued at their fair market value as of the date of exercise.

VESTING OF CERTAIN AWARDS.  Restricted stock, performance shares, restricted stock units or deferred stock units that vest solely based on continuing as an employee or service provider will vest in full no earlier (except if accelerated pursuant to a change of control or related cessations of service) than the three (3) year anniversary of the grant date. If vesting is based on factors other than solely on continued employment or provision of services, they will vest in full no earlier than the one (1) year anniversary of the grant date (except if accelerated pursuant to a change of control or related cessations of service). The foregoing limitations do not apply to any such awards that result in issuing up to 5% of the maximum aggregate number of shares authorized for issuance under the 2006 Plan. Discretionary accelerated vesting of certain 2006 Plan awards (except if accelerated pursuant to a change of control, related cessation of service or pursuant to the participant’s death or permanent disability) count against the 5% exception.

RESTRICTED STOCK.  Subject to the terms and conditions of the 2006 Plan, restricted stock may be granted to participants at any time and from time to time at the discretion of the Administrator. Subject to the annual share limit and vesting limitations set forth above, the Administrator shall have complete discretion to determine (i) the number of shares subject to a restricted stock award granted to any participant, and (ii) the conditions for grant or for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component. Each restricted stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator shall determine; provided, however, that if the restricted stock grant has a purchase price, the purchase price must be paid no more than seven (7) years following the date of grant.

RESTRICTED STOCK UNITS.  Restricted stock units are awards that obligate the Company to deliver common stock shares to the participant as specified on each vesting date. Subject to the annual share limit and vesting limitations set forth above, the Administrator has complete discretion to determine (i) the number of shares subject to a restricted stock unit award granted to any participant, and (ii) the conditions for grant or for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component.

PERFORMANCE SHARES.  Performance shares are also awards that obligate the Company to deliver common stock shares to the participant as specified on each vesting date. Performance shares may be granted to employees and consultants at any time and from time to time as shall be determined at the discretion of the Administrator. Subject to the annual share limit and vesting limitations set forth above, the Administrator shall have complete discretion to determine (i) the number of shares of common stock subject to a performance share award granted to any service provider and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component.

PERFORMANCE UNITS.  Performance Units are similar to Performance Shares, except that they are settled in a cash equivalent to the Fair Market Value of the underlying shares, determined as of the vesting date. Subject to the terms and conditions of the 2006 Plan, Performance Units may be granted to participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire shares. Each such unit shall be the cash equivalent of one share of common stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.

DEFERRED STOCK UNITS.  Deferred Stock Units consist of a Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator and applicable law, including Code Section 409A. Deferred Stock Units shall remain subject to the claims of the Company’s general creditors until distributed to the participant.

DIVIDEND EQUIVALENTS.  A dividend equivalent is a credit, payable in cash, awarded at the discretion of the Administrator, to the account of a participant in an amount equal to the cash dividends paid on one share for each share represented by an award. Dividend equivalents may be subject to the same vesting restrictions as apply to a related award.

CODE SECTION 162(m) PERFORMANCE GOALS.  The 2006 Plan is designed to permit the Company to issue awards that qualify as performance-based under Section 162(m) of the Code. Thus, the Administrator may

make performance goals applicable to a participant with respect to an award. At the Administrator’s discretion, one or more of the following performance goals may apply: (i) cash flow (including operating cash flow or free cash flow), (ii) cash position, (iii) revenue (on an absolute basis or adjusted for currency effects), (iv) revenue growth, (v) contribution margin, (vi) gross margin, (vii) operating margin (viii) operating expenses or operating expenses as a percentage of revenue, (ix) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (x) earnings per share, (xi) operating income, (xii) net income, (xiii) stock price, (xiv) return on equity, (xv) total stockholder return, (xvi) growth in stockholder value relative to a specified publicly reported index (such as the S&P 500 Index), (xvii) return on capital, (xviii) return on assets or net assets, (xix) return on investment, (xx) economic value added, (xxi) operating profit or net operating profit, (xxii) operating margin, (xxiii) market share, (xxiv) contract awards or backlog, (xxv) overhead or other expense reduction, (xxvi) credit rating, (xxvii) objective customer indicators, (xxviii) new product invention or innovation, (xxix) attainment of research and development milestones, (xxx) improvements in productivity, (xxxi) attainment of objective operating goals, and (xxxii) objective employee metrics. The performance measures listed above may apply to either the Company as a whole or, except with respect to stockholder return metrics, a region, business unit, affiliate or business segment, and measured either on an absolute basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with GAAP, in accordance with IASB Principles or which may be adjusted when established to exclude any items otherwise includable under GAAP or under IASB Principles or any other objectively determinable items including, without limitation, (a) any extraordinary non-recurring items, (b) the effect of any merger, acquisition, or other business combination or divestiture, or (c) the effect of any changes in accounting principles affecting the Company’s or a business unit’s, region’s, affiliate’s or business segment’s reported results.

NO REPRICING.  The 2006 Plan prohibits option or stock appreciation right repricings (including by way of exchange for another award) unless stockholder approval is obtained.

NONTRANSFERABILITY OF AWARDS.  Unless determined otherwise by the Administrator, an award granted under the 2006 Plan is not transferable other than by will or the laws of descent and distribution, and may be exercised during the participant’s lifetime only by the participant. In no event may a Plan award be transferred for value.

AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.  The 2006 Plan provides that each non-employee member of the Board (each, an “Outside Director”) shall be automatically granted an option to purchase 50,000 shares of common stock upon the date on which such person first becomes a director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy (the “First Option”). At each of the Company’s annual stockholder meetings (A) each Outside Director who was an Outside Director on the date of the prior year’s annual stockholder meeting shall be automatically granted Restricted Stock Units for a number of shares equal to the Annual Value, and (B) each Outside Director who was not an Outside Director on the date of the prior year’s annual stockholder meeting shall receive a Restricted Stock Unit for a number of shares determined by multiplying the Annual Value by a fraction, the numerator of which is the number of days since the Outside Director received their First Option, and the denominator of which is 365, rounded down to the nearest whole share. Each award specified in A and B is generically referred to as an “Annual Award”. The Annual Value means the number equal to $125,000 divided by the average daily closing price over the six month period ending on the last day of the fiscal year preceding the date of grant (for example, the period from July 1, 2008 — December 31, 2008 for Annual Awards granted in May 2009). The First Option shall vest and become exercisable as to 1/36th of the covered shares each month following the grant date, with the last 1/36th vesting on the day prior to the Company’s annual stockholder meeting in the third calendar year following the date of grant, so as to become 100% vested on the approximately three-year anniversary of the grant date, subject to the Outside Director continuing to serve as a director on each vesting date. The Annual Award shall become 100% vested on the day prior to the Company’s annual stockholder meeting in the year following the grant date, subject to the Outside Director continuing to serve as a director on each vesting date. The First Option granted to Outside Directors will have a maximum term of seven (7) years. Outside Directors are not otherwise eligible to receive discretionary awards under the 2006 Plan.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall automatically be made in the number and class of shares of stock subject to the 2006 Plan, the number and class of shares of award outstanding under the 2006 Plan, the fiscal year limits on the number of awards that any person may receive, the number of shares subject to automatic option and restricted stock unit grants to Outside Directors and the exercise price of any outstanding option or stock appreciation right.

In the event of a liquidation or dissolution, the Administrator shall notify each participant prior to the effective date. Except with respect to Outside Director options, the Administrator may, in its discretion, provide that each participant shall have the right to exercise all of their options and stock appreciation rights, as to all of the shares covered by the option or stock appreciation right, including as to those shares not otherwise exercisable. In addition, the Administrator may provide, except with respect to Outside Director restricted stock units, that any Company repurchase option or forfeiture rights applicable to any award shall lapse 100%, and that any award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.

MERGER OR ASSET SALE.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option and stock appreciation right shall be assumed or an equivalent option or stock appreciation right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option or stock appreciation right, the participant shall fully vest in and have the right to exercise the option or stock appreciation right as to all of the common stock covered thereby including shares as to which it would not otherwise be vested or exercisable. If an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in such event, the Administrator shall notify the participant that the option or stock appreciation right shall be fully vested and exercisable for a period of thirty days, and the option or stock appreciation right shall terminate upon the expiration of such period. With respect to options granted to Outside Directors, in the event that the Outside Director is required to terminate his or her position as an Outside Director at the request of the acquiring entity within twelve (12) months following such merger or asset sale, each outstanding option held by such Outside Director shall become fully vested and exercisable, including as to shares as to which it would not otherwise be exercisable, unless the Board, in its discretion, determines otherwise.

In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding restricted stock, restricted stock unit, performance share, performance unit, dividend equivalent and deferred stock unit award (and any related dividend equivalent) shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the award, the participant shall fully vest in the award, including as to shares (or with respect to dividend equivalents and performance units, the cash equivalent thereof) which would not otherwise be vested.

TAX WITHHOLDING.  At the Administrator’s discretion, participants may satisfy the minimum statutory tax withholding requirements arising in connection with the exercise, vesting or delivery of their awards by having the Company retain shares with a fair market value equal to the minimum amount required to be withheld.

AMENDMENT AND TERMINATION OF THE 2006 PLAN.  The Board may amend, alter, suspend or terminate the 2006 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for the 2006 Plan and any amendment to the 2006 Plan to the extent it desires that the amendments satisfy the requirements of Section 422 of the Code, or any other applicable rule or statute. No such amendment by the Board or stockholders may alter or impair any award previously granted under the 2006 Plan without the written consent of the participant.

TERM OF THE 2006 PLAN.  The 2006 Plan will continue in effect until March 1, 2016.

FEDERAL INCOME TAX CONSEQUENCES

INCENTIVE STOCK OPTIONS.  An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon an optionee’s sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

NONSTATUTORY STOCK OPTIONS.  An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

RESTRICTED STOCK.  If at the time of purchase, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company.

STOCK APPRECIATION RIGHTS.  No income will be recognized by a recipient in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any common stock received upon the exercise.

RESTRICTED STOCK UNITS AND PERFORMANCE SHARES.  A participant will not have taxable income upon grant. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received minus any amount paid for the shares.

DIVIDEND EQUIVALENTS.  A participant will recognize taxable income upon the payout of a dividend equivalent.

DEFERRED STOCK UNITS.  Typically, a participant will recognize employment taxes upon the vesting of a Deferred Stock Unit and income upon its delivery. The participant may be subject to additional taxation, interest and penalties if the Deferred Stock Unit does not comply with Internal Revenue Code Section 409A.

COMPANY TAX DEDUCTION.  The Company generally will be entitled to a tax deduction in connection with an award under the 2006 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Chief Executive Officer and to certain other highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met with respect to awards. These conditions include stockholder approval of the performance goals under the 2006 Plan, setting individual annual limits on each type of award, approving the material terms of the 2006 Plan and certain other requirements. The 2006 Plan has been designed to permit the Administrator to grant certain awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2006 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.

ACCOUNTING TREATMENT.  Under current accounting rules mandating expensing for all compensatory equity awards, including stock options, the Company recognizes compensation expense for all awards granted under the 2006 Plan. This will result in a direct charge to the Company’s reported earnings.

A full copy of the 2006 Plan is attached to this proxy statement as Appendix A.

Members of our Board and our named executive officers have an interest in this proposal because they are eligible to receive awards under the 2006 Plan.

Amended Plan Benefits
2006 Equity Incentive Plan

The following tables shows the aggregate benefits received by our named executive officers, our executive officers as a group, our non-employee directors as a group and our non-executive officer employees under the 2006 Plan in fiscal 2009.

	Number of Shares
	Subject to Restricted
	Stock Unit or	Number of Shares
	Performance Share	Subject to Stock	Grant Date
Name and Position	Awards(1)	Option Awards	Value(2)

Kevin R. Johnson	200,000		$2,936,000
Chief Executive Officer		300,000	$—
Robyn M. Denholm	56,000		$822,080
Executive Vice President, Chief Financial Officer		78,000	$—
Michael Rose	249,000		$3,655,320
Executive Vice President,		73,000	$—
Service, Support and Operations
John Morris	44,000		$645,920
Executive Vice President, Worldwide Field Operations		62,000	$—
Pradeep Sindhu	56,000		$822,080
Chief Technology Officer and		86,000	$—
Vice Chairman of the Board
Executive Officer Group (10 persons)	803,612		$11,860,397
		807,500	$—
Non-Executive Director Group (6 persons)	31,841		$792,204
		50,000	$—
Non-Executive Officer Employee Group	3,961,435		$73,597,193
		9,029,094	$—

(1)	Shares equal to maximum number of shares that could be issued pursuant to award.

(2)	Based on the market value of the award on the date of grant. Non-Qualified Stock Options are granted at 100% of the market value on the date of grant. Restricted Stock Units and Performance Share Awards are full value awards.

The Board of Directors Recommends a Vote “FOR” approval of the foregoing Amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan.

If you sign your proxy or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to this proposal, your shares will be voted for the approval of the foregoing amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan, as recommended by the Board.

Vote Required

Approval of the foregoing amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan requires the affirmative vote of a majority of the shares of Juniper Networks common stock present in person or represented by proxy and entitled to be voted at the meeting.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Ernst & Young LLP, an independent registered public accounting firm, to audit Juniper Networks’ consolidated financial statements for the fiscal year ending December 31, 2010. During fiscal 2009, Ernst & Young served as Juniper Networks’ independent registered public accounting firm and also provided certain tax and other audit related services. See “Principal Accountant Fees and Services” on page 57. Representatives of Ernst & Young are expected to attend the annual meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as Juniper Networks’ auditors for the 2010 fiscal year. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm as Juniper Networks’ independent auditors at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

If you sign your proxy or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to this proposal, your shares will be voted for the ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as Juniper Networks’ auditors for the 2010 fiscal year, as recommended by the Board.

Vote Required

Ratification of the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for fiscal 2010 requires the affirmative vote of a majority of the shares of Juniper Networks common stock present in person or represented by proxy and entitled to be voted at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information, as of March 1, 2010, concerning:

•	beneficial owners of more than 5% of Juniper Networks’ common stock;

•	beneficial ownership by Juniper Networks directors and the named executive officers set forth in the Summary Compensation table on page 50; and

•	beneficial ownership by all current Juniper Networks directors and current Juniper Networks executive officers as a group.

The information provided in the table is based on Juniper Networks’ records, information filed with the SEC and information provided to Juniper Networks, except where otherwise noted.

The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of April 30, 2010 (60 days after March 1, 2010) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. In addition, unless otherwise indicated, all persons named below can be reached at Juniper Networks, Inc., 1194 N. Mathilda Avenue, Sunnyvale, California 94089.

BENEFICIAL OWNERSHIP TABLE

	Amount and Nature
	of Beneficial	Percent
Name and Address of Beneficial Owner	Ownership(1)	of Class(1)

Holders of Greater Than 5%
T. Rowe Price Associates	74,426,641 (2)	14.3%
100 E. Pratt Street Baltimore, MD 21202
FMR Corp. LLC	51,065,609 (3)	9.8%
82 Devonshire Street Boston, MA 02109
Directors and Named Executive Officers:
Robert M. Calderoni(4)	80,000	*
Mary Cranston(4)	50,633	*
Robyn M. Denholm(5)	237,726	*
Kevin R. Johnson(6)	862,228	*
Scott Kriens(7)	12,482,542	2.4%
J. Michael Lawrie(4)	73,323	*
William F. Meehan(4)	19,444	*
John Morris(4)	24,333	*
Michael Rose(8)	93,075	*
Stratton Sclavos(4)	240,000	*
Pradeep Sindhu(9)	6,795,640	1.3%
William R. Stensrud(10)	1,144,939	*
All Directors and Executive Officers as a Group (17 persons)(11)	23,469,991	4.5%

*	Represents holdings of less than one percent.

(1)	The percentages are calculated using 522,266,481 outstanding shares of the Company’s common stock on March 1, 2010, as adjusted pursuant to Rule 13d-3(d)(1)(i). Pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), beneficial ownership information also includes shares subject to options exercisable within 60 days of March 1, 2010.

(2)	Based on information reported on Schedule 13G filed with the SEC on February 12, 2010. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)	Based on information reported on Schedule 13G filed with the SEC on January 11, 2010.

(4)	Consists of shares which are subject to options that may be exercised within 60 days of March 1, 2010.

(5)	Includes 223,270 shares which are subject to options that may be exercised within 60 days of March 1, 2010.

(6)	Includes 695,832 shares which are subject to options that may be exercised within 60 days of March 1, 2010.

(7)	Includes 7,895,339 shares held by the Kriens 1996 Trust, of which Mr. Kriens and his spouse are the trustees and 3,871,950 shares which are subject to options that may be exercised within 60 days of March 1, 2010.

(8)	Includes 92,124 shares which are subject to options that may be exercised within 60 days of March 1, 2010.

(9)	Includes 1,288,780 shares held by the Sindhu Investments, LP, a family limited partnership; 1,580,070 shares held by the Sindhu Family Trust, 1,000,000 shares held in a grantor retained annuity trust and 6,867 shares held by Dr. Sindhu’s spouse. Also includes 1,262,895 shares which are subject to options that may be exercised within 60 days of March 1, 2010.

(10)	Includes 738,539 shares held in a trust as community property and 220,000 shares which are subject to options that may be exercised within 60 days of March 1, 2010.

(11)	Includes an aggregate of 8,164,852 shares which are subject to options that may be exercised within 60 days of March 1, 2010.

EXECUTIVE OFFICER AND DIRECTOR STOCK OWNERSHIP GUIDELINES

The Company has adopted stock ownership guidelines to further align the interests of the Company’s named executive officers and directors with the interests of its stockholders and promote the Company’s commitment to sound corporate governance.

The ownership guidelines applicable to named executive officers are determined as a multiple of the officer’s base salary. The Company’s Chief Executive Officer is required to hold shares of Juniper Networks common stock with a value equal to at least three (3) times his or her annual base salary. The other named executive officers are required to hold shares of Juniper Networks common stock with a value equal to one and one-half (1.5) times his or her annual base salary. This ownership guideline is initially calculated using the applicable base salary as of the later of (a) February 11, 2009, and (b) the date the person first became subject to these guidelines as a named executive officer. The base salary guideline for each person will be re-calculated February 7, 2012 and each third year thereafter, and will be based on applicable base salary in effect on such calculation date. Named executive officers are required to achieve the applicable level of ownership within five (5) years of the later of (a) February 11, 2009, and (b) the date the person was initially designated a named executive officer of the Company.

Outside directors are required to hold shares of Juniper Networks common stock with a value equal to three (3) times the amount of the annual retainer paid to outside directors for service on the Board (excluding additional committee retainers, if any). This ownership guideline is initially calculated using the annual cash retainer for service as a director (but not including additional retainers associated with committee or Chairman service) as of the date the person first became subject to these guidelines as an outside director. The ownership guidelines will be re-calculated based on applicable annual director retainers as of February 7, 2012 and each third year thereafter, and will be based on applicable annual Board retainer in effect on such calculation date. Outside directors are required to achieve applicable level of ownership within three (3) years of the later of (a) February 11, 2009, and (b) the date the person first became a non-employee member of the Board.

A complete copy of the Company’s equity ownership guidelines is located at http://www.juniper.net/us/en/local/pdf/legal/stock-ownership-guidelines.pdf.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of Juniper Networks common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during fiscal 2009, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to Juniper Networks and the written representations of its directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Worldwide Code of Business Conduct and Ethics (the “Code”) requires that the Company’s employees, officers and directors avoid conducting Company business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role (as used in the Code, a “related party transaction”). If the related party transaction (as defined in the Code or applicable SEC and NYSE rules and regulations) involves the Company’s directors or executive officers or is determined by the Company’s Chief Financial Officer to be material to the Company (or if applicable SEC or NYSE rules require approval by the Audit Committee), the Audit Committee of the Board, in accordance with the Code and its charter, must review and approve the matter in writing in advance of any such related party transactions.

Since the beginning of fiscal year 2009, Juniper Networks has not been a participant in a transaction in which any related person of Juniper Networks had or will have a direct or indirect material interest, as contemplated by Item 404(a) of Regulation S-K under the Exchange Act.

COMPENSATION CONSULTANT FEE DISCLOSURE

The Compensation Committee of the Board (the “Committee”) has the authority to engage its own advisors to assist in carrying out its responsibilities and, although the Committee did not engage its own advisor, it has approved the Company’s retention of Mercer (US) Inc. (“Mercer”) to provide analysis, advice and guidance with respect to compensation. Mercer is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (“MMC”). Mercer’s fees for executive compensation consulting in fiscal year 2009 were approximately $215,000. Mercer performed the following services related to executive compensation:

•	Evaluated the competitive positioning of the Company’s executive officers’ base salaries, annual incentive and long-term incentive compensation relative to our primary peer companies and the broader industry;

•	Advised on 2009 target award levels within the annual and long-term incentive programs and, as needed, on actual compensation actions;

•	Assessed the alignment of the Company’s compensation levels relative to performance against primary peer companies and relative to the Compensation Committee’s articulated compensation philosophy;

•	Provided advice on the design of the Company’s 2009 annual and long-term incentive plans;

•	Advised on the 2009 performance measures and performance targets for the annual and long-term incentive programs; and

•	Assisted with the preparation of the “Compensation Discussion and Analysis” for this proxy statement.

During the fiscal year, the Company decided to retain Mercer and its MMC affiliates to provide services unrelated to executive compensation including U.S. benefits administration, consulting services related to generally available Company benefit plans, brokerage services for U.S. and international benefit plans and insurance brokerage services. The aggregate fees paid for these other services were approximately $2,758,000.

Because the Committee does not retain its own compensation consultant, the Committee and Mercer have implemented policies and procedures so Mercer and the Compensation Committee are confident that the advice the Committee receives from the individual executive compensation consultant at Mercer is objective and not influenced by Mercer’s or its affiliates’ relationships with the Company. These policies and procedures include:

•	Mercer’s professional standards prohibit the individual consultant from considering any other relationships Mercer or any of its affiliates may have with the Company in rendering his or her advice and recommendations;

•	The Committee evaluates the quality and objectivity of the services provided by the consultant each year; and

•	The protocols for the engagement (described below) limit how the consultant may interact with management.

In advising the Committee, it is necessary for the consultant to interact with management to gather information, but the Committee has adopted protocols governing if and when the consultant’s advice and recommendations to the Committee can be shared with management. These protocols are included in the consultant’s engagement letter. The Committee also determines the appropriate forum for receiving consultant recommendations. Where appropriate, management invitees are present to provide context for the recommendations. This approach protects the Committee’s ability to receive objective advice from the consultant so that the Committee may make independent decisions about executive pay at the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee (the “Committee”) of the Board is comprised entirely of independent directors and has the responsibility for approving compensation for those officers who are designated as reporting officers under Section 16 of the Securities Exchange Act of 1934 (“Section 16 officers”). Generally, the types of compensation and benefits provided to the Section 16 officers are also provided to other non-Section 16 officers reporting to the Chief Executive Officer. Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer or Chief Financial Officer during 2009, as well as the other individuals included in the Summary Compensation Table on page 50, are referred to as the “named executive officers.”

This discussion describes and analyzes the 2009 compensation program for the named executive officers of the Company as well as key changes for the Company’s 2010 executive compensation program.

Executive Compensation Philosophy and Objectives

The Company’s executive compensation programs are overseen by the Committee. The Committee recognizes that in order for the Company to successfully develop, introduce, market and sell products, the Company must be able to attract, retain and reward qualified executives who will be able to operate effectively in a high growth, complex environment. In 2009, the Committee established the guiding principles below for the Company’s go-forward executive compensation program. The Committee believes that these guiding principles drive the right behaviors, accountability and alignment with stockholder interests.

Table 1

Principle	Strategy

1. Enhance Accountability	•	Executive compensation linked to a clear set of business objectives
2. Manage to Balanced Results	•	Compensation strategy that drives balanced results between the following:

	•	Short and long-term objectives

	•	Individual and team performance

	•	Financial and non-financial objectives

	•	Customer satisfaction and growth

3. Reward High Performance	•	Upside potential in the incentive plans for superior performance with downside risk for underperformance

4. Attract & Retain Talent	•	Market-competitive programs with flexibility to be aggressive for mission-critical talent retention and acquisition

5. Align with Stockholder Interests	•	Programs that are transparent, easily understood and meet fiduciary commitments to stockholders

In addition, the Committee also established a framework for executive compensation positioning relative to market. Competitive compensation is fundamental for attracting and retaining the talent profile required for the success of the business. The 2009 market positioning strategy is presented below. The framework provides a starting point in compensation decision-making and final decisions regarding compensation opportunity for an executive officer take into account individual performance, tenure, criticality of role, and ability to impact business results.

Table 2

Element	Market Definition	Target Pay Positioning		Rationale
Base Salary		•	At market median	•	Market definition is primarily industry-specific as future employees will predominately be sourced from Juniper Networks’ industry
				•	Base pay reflects local geography cost of living

Annual Cash Incentives		•	Target at or slightly above market median	•	Provides focus on annual financial and non-financial goals

		•	Upside potential positions total cash at or above 75th percentile	•	Motivates superior performance with upside potential
Total Cash Compensation	Comparable U.S. public companies with whom the Company competes for talent

Long-Term Incentives		•	Between median and 75th percentile	•	Creates ownership and aligns employee efforts with stockholder value creation
				•	Annual grants based on value delivered in the market for comparable jobs

Total Direct Compensation		•	Target above market median	•	Reward executives for achieving financial and strategic results that drive stockholder value over the long-term
		•	Upside potential positions total direct compensation at or above 75th percentile

Role of the Compensation Consultant

The Committee has the authority to engage its own advisors to assist in carrying out its responsibilities and, although the Committee did not engage its own advisor, it has approved the Company’s retention of Mercer (US) Inc. (“Mercer”) to provide analysis, advice and guidance with respect to compensation. The Committee is free to receive advice directly from Mercer and is free to replace its compensation advisors or retain additional advisors at any time.

With respect to compensation matters, Mercer reports to the Company’s Executive Vice President of Human Resources and the Company’s Senior Director of Total Rewards. In addition, Mercer’s reports, recommendations and advice are provided directly to the Committee at the direction of the Company’s management. For detailed discussion on Mercer’s role and fees for fiscal 2009, please refer to page 33 of this filing.

Role of the Chief Executive Officer

The Chief Executive Officer makes recommendations to the Committee regarding the salary, incentive target and equity awards for the Chief Financial Officer and other named executive officers (except for himself) based on the analysis and guidance provided by Mercer and his assessment of the performance of the individuals. He is assisted by the Executive Vice President, Human Resources and the Senior Director of Total Rewards in these recommendations to the Committee.

The Committee independently decides the salary, incentive target and equity awards for the Chief Executive Officer. The Executive Vice President, Human Resources and the Senior Director of Total Rewards make recommendations regarding the Chief Executive Officer’s compensation with Mercer’s input and advice. Based on the information presented, the Committee discusses the Chief Executive Officer’s performance, Company performance and the competitive market, and independently makes compensation decisions in an executive session, without the Chief Executive Officer present.

Factors Considered in Determining Executive Compensation

As a starting point, the Committee reviews competitive compensation market data to establish reference points and relies on the following data sources:

•	Peer Group: A group of publicly-traded networking equipment and other high technology companies set forth in the table below (the “Peer Group”). The companies included in the Peer Group are ones which the Committee believes are similar in size and business scope and which compete with the Company for talent. This list is periodically reviewed and updated by the Committee to take into account changes in both the Company’s business and the businesses of the companies in the Peer Group. The data on the compensation practices of the Peer Group is gathered through publicly available information.

Table 3

FY 2008 Revenues
Peer Group Company	(In millions)

EMC Corp.	$14,876
Qualcomm Inc.	$11,142
Ebay Inc.	$8,541
Western Digital Corp.	$8,074
Symantec Corp.	$6,150
Corning Inc.	$5,948
Harris Corp.	$5,311
CA Inc.	$4,271
Commscope Inc.	$4,017
Adobe Systems Inc.	$3,580
Network Appliance Inc.	$3,535
Sandisk Corp.	$3,351
Intuit Inc.	$3,071
Autodesk Inc.	$2,315

Peer Group Median	$4,791
Juniper Networks	$3,572

•	Published Surveys: For the 2009 annual compensation review, broader technology company data was drawn from the Radford 2008 Executive Compensation Survey for companies of comparable size, approximately $4 billion in revenue.

After reviewing the market data, the Committee takes into consideration other factors, such as internal equity, individual performance, tenure, leadership skills and ability to impact business performance. In addition, while recruiting key executive talent, the compensation decisions may be determined based on the recruitment negotiations with such individuals and reflect such factors as the amounts of compensation that the individual would forego by joining the Company or the costs of relocation.

Elements of Executive Compensation

The named executive officer compensation program comprises the following elements:

Table 4

Element	Rationale

Base Salary	Provides fixed level of compensation for day-to-day responsibilities and achieving target goals and objectives
Annual Cash Incentives	Aligns executive efforts with short-term (annual) financial and strategic Company goals
Long-term Incentives	Bridges short and long-term goals and aligns executive effort with stockholder value creation
Stock Options	Explicitly aligns executive efforts with stockholder value creation (stock price appreciation)
Performance Shares	Rewards longer-term sustained financial performance, further strengthening the link with stockholder value creation
Restricted Stock Units	Key tool used in specific situations for retention and attraction needs
Benefits	Except as referenced below, executives participate in company wide benefit programs. Executives may choose to defer a portion of salary and annual incentive bonus under a deferred compensation program
Severance	Provides a financial bridge to new employment in line with market competitive practices
Change of Control Related Benefits	Encourage the continued attention, dedication and continuity of assigned duties without the distraction that may arise from the possibility of a change of control

Base Salary

Given the challenging economic environment in 2009, effective April 1, 2009, Mr. Johnson volunteered to take a 10% pay reduction (i.e., a reduction in base salary and resulting reduction in target annual incentive given that annual incentives are expressed as a percentage of base salary) and the other named executive officers took a 5% pay reduction. In addition to the named executive officers, the 5% pay reduction was also applicable to employees with grade levels of Vice President and above. This reduction was effective for nine months, and salaries were automatically restored to beginning of 2009 levels in January 2010.

Annual Cash Incentive Compensation

As discussed above, one of the key program objectives is to have a significant portion of each named executive officer’s compensation tied to performance. To this end, the Company has established a target annual performance-based cash incentive opportunity for each named executive officer expressed as a percentage of base salary. In establishing the amount of target incentive, the Committee takes into account competitive market data, desired positioning against market, the individual’s role and contribution to performance, and internal consistency among executives at a comparable level. The actual award earned may be higher or lower than this target incentive amount based on company, business unit and/or individual performance factors.

For 2009, the Committee determined not to make any changes to the target incentives (as a percentage of base salary) from 2008 levels. The target incentives as a percentage of base salary are presented below:

Table 5

2009 Target Incentives

			Target
			Incentives
		Adjusted Base	(as % of Base	Target
Executive	Base Salary	Salary(1)	Salary)	Incentives

Kevin R. Johnson	$800,000	$740,000	150%	$1,110,000
Chief Executive Officer
Robyn M. Denholm	$500,000	$481,250	100%	$481,250
Executive Vice President and Chief Financial Officer
Michael Rose	$500,000	$481,250	100%	$481,250
Executive Vice President, Service, Support and Operations
John Morris	$500,000	$481,250	100%	$481,250
Executive Vice President, Worldwide Field Operations
Pradeep Sindhu	$396,750	$381,872	75%	$286,404
Chief Technology Officer and Vice Chairman of the Board

(1)	Adjusted base salaries reflect the weighted average of 3 months of base salaries before reduction and 9 months of base salaries at the reduced rate.

Named executive officers could earn annual cash incentives in 2009 based on achievement of pre-determined revenue growth and non-GAAP operating margin targets as well as strategic objectives. The strategic objectives component was based on a company-wide scorecard which included individualized goals for the named executive officers based on the Company’s overall strategy. The table below lists the performance objectives and the weighting assigned to each measure for each individual named executive officer.

Table 6

2009 Performance Target Weighting

	Corporate Financial Performance
	Revenue	Operating	Strategic
Executive	Growth	Margin	Goals

Kevin R. Johnson	35%	35%	30%
Robyn M. Denholm	35%	35%	30%
Michael Rose	35%	35%	30%
John Morris	35%	35%	30%
Pradeep Sindhu	35%	35%	30%

The actual amounts paid to individuals depend on the level of achievement against the objectives and, with respect to the revenue growth, operating margin and strategic objectives, range between zero and 200% of the target incentive. The portion of incentives tied to financial objectives is formulaic. However, the strategic component is funded at target and the Chief Executive Officer makes recommendations for individual payouts for officers other than himself based on his evaluation of their performance. The Chief Executive Officer has the ability to present a case to the Committee for above target funding for the strategic component; final approval of actual payout amounts is at the discretion of the Committee. For 2009, the Committee set target performance goals for revenue growth and operating margin per the table below. Strategic goals varied based on individuals. Some examples of strategic goals used for 2009 are as follows:

•	Quality of products

•	Increased number of design wins

•	Expanded customer usage of emerging Company products

•	Growth in market share

•	Improve customer loyalty

•	Develop the Company’s leadership capabilities

•	Expand operating margins through scale and efficiency

Table 7

2009 Performance Target Achievement

			Corporate Financial
	Corporate Financial Performance		Payouts (as % of Target)
	Revenue	Operating	Revenue	Operating
Performance Level(1)	Growth	Margin	Growth	Margin

Maximum	17.5%	24.6%	200%	200%
Target	15.1%	23.0%	100%	100%
Inter Point	7.5%	22.0%	50%	50%
Threshold	0.1%	20.0%	0%	0%
Actual	(7.18)%	20.20%	0.00%	5.00%

(1)	No payout for individual component for performance levels below threshold. Payment scales between Threshold and Target and between Target and Maximum are linear.

Upon completion of the measurement period for 2009, the Committee reviewed the performance of the Company to verify and approve the calculations of the amounts to be paid. Actual payments to named executive officers under the incentive program ranged between 31.75% and 51.75% of the individual’s target bonus for the year. The following table summarizes the payments for the Company’s named executive officers (expressed as percentage of their 2009 target incentive):

Table 8

Payments Under 2009 Annual Incentive Plan

	Corporate Financial Performance
	Revenue	Operating	Strategic
Executive	Growth	Margin	Goals	Total

Kevin R. Johnson	$0	$19,425	$555,000	$574,425
	(0.00)%	(1.75)%	(50.00)%	(51.75)%
Robyn M. Denholm	$0	$8,422	$216,563	$224,984
	(0.00)%	(1.75)%	(45.00)%	(46.75)%
Michael Rose	$0	$8,422	$144,375	$152,797
	(0.00)%	(1.75)%	(30.00)%	(31.75)%
John Morris	$0	$8,422	$144,375	$152,797
	(0.00)%	(1.75)%	(30.00)%	(31.75)%
Pradeep Sindhu	$0	$5,012	$114,562	$119,574
	(0.00)%	(1.75)%	(40.00)%	(41.75%)

No payouts were made for the revenue growth portion given below-threshold performance. Actual 2009 operating margin performance resulted in 5% payout for the component; this resulted in 1.75% of target given that operating margin performance constituted 35% of target annual incentive opportunity. For the strategic objectives-related payouts, the Chief Executive Officer presented to the Committee an evaluation of all of his direct reports relative to their goals and also made recommendations for their payouts. For the Chief Executive Officer, the Committee independently determined the payout for the strategic objectives component.

Long-Term Equity Incentive Compensation

The Company has been focused on managing its annual equity usage as a percentage of its common stock outstanding to align with Peer Group competitive levels. To reduce its equity usage, the Committee reviewed its overall equity compensation program and made changes intended to position the Company’s annual equity use run rate below the Peer Group’s 75th percentile. For 2009, the Company sought to implement a more consistent and comprehensive compensation system. The Company created a compensation range for each job grade, including the executive officer grades, with a specified base salary, target cash incentive and long-term incentive range. In determining the ranges for long-term incentives, the Committee sought to allocate to the named executive officers approximately 50% of award value in stock options and 50% of award value in performance shares. In determining the amount of long-term equity incentives to award each individual, the Committee evaluated grant levels in the Peer Group and reported in the survey data. The Committee’s objective was to continue to target total direct compensation near the 50th percentile of the Peer Group market data discussed above. However, within this general objective, the specific number of equity awards for each of the named executive officers was based on his or her respective role and grade level. With respect to Mr. Rose, a performance share award for a maximum of 200,000 shares was granted in 2009 in connection with his joining the Company as an employee. Mr. Rose was previously a non-employee member of the Board and he resigned that position to join the Company as an employee. As a result, the stock options granted to Mr. Rose as a director expired unexercised. The Committee considered this as a factor in approving the performance share award granted in 2009.

The Company’s equity compensation programs are intended to align the interests of our named executive officers with those of our stockholders by creating an incentive to drive financial performance over time and maximize stockholder value creation. The vehicles used for the equity compensation program and the rationale for their use is as follows:

•	Stock options provide payout opportunity to the named executive officers only if the stock price appreciates relative to the date of grant, which is an express link between stockholder value creation and executive efforts. The stock options vest based upon continued service over a four year period.

•	Performance share awards are designed to reward executive efforts with respect to year-over-year sustained financial performance, which in the longer-term has the potential to positively impact stockholder value. Named executive officers receive performance share grants that are earned annually based on performance over a three-year period. In general, earned shares vest following the end of the three-year period. The amount of performance shares earned for a particular year is based on the achievement of annual performance targets established for that year. For the shares granted in 2009, the Committee changed the performance measures from revenue and operating income to operating cash flow margin. The new measure also applies to the 2009 tranche of 2007 and 2008 performance share grants. The rationale for this change was two-fold: (1) to mitigate rewarding for revenue and operating income performance across both the annual and long-term incentive plans, and (2) to focus executive attention on cost management and add rigor while making capital expenditure decisions, and to maintain a strong balance sheet in a difficult economic environment. For 2009, the Committee set target performance goals at levels which it believed at the time to be difficult but achievable and set maximum performance goals at a level which it believed to be very difficult. With respect to each year’s performance, the participants can earn between 0% and 200% of the target amount for that year depending on the level of achievement against the targets established for that year (the target amount for each year is one third of the target amount for the entire three year period). Shares earned vest on satisfaction of the service period of three years from date of grant. No shares are vested or issued prior to the completion of the third year, and any earned but unvested shares are forfeited if the employee leaves the Company before they are vested and issued.

•	Service-based restricted stock units (RSUs) may be granted to named executive officers on a case by case basis to reward exemplary performance and manage retention risk.

Stock options were granted to the named executive officers by the Company on February 20, 2009 and have an exercise price equal to the closing market price in effect on the date of grant of $14.68 per share. The options have a seven-year term and vest with respect to 25% of the shares on the first anniversary of grant and with respect to 1/48th of the shares each month thereafter, assuming continued service to the Company. Performance shares were granted to named executive officers on February 20, 2009, and vest after the Committee approves the third year payout calculations following the end of the third performance year based on achievement of specific performance objectives established for each year of a three-year period as described above. However, in the case of Mr. Johnson, his September 2008 performance share award granted in connection with the commencement of his employment vests each year after the Committee approves the payout calculations following 2008, 2009, 2010, 2011, and 2012. Details on individual grants can be found in the Grants of Plan Based Awards Table on page 52 of this document.

Tables 9 and 10 provide operating cash flow margin goals for 2009, actual achievement and details of shares earned for the 2009 performance measurement year. The Company’s achievement of this goal reflects increased efficiency in its use of cash despite lower operating margins.

Table 9

2009 Operating Cash Flow Margin Goal Achievement

	Corporate Operating
Performance Measure(1)	Cash Flow Margin	Payout (% of Target)

Maximum	25.0%	200%
Target	22.0%	100%
Threshold	17.5%	0%
Actual	24.8%	193%

(1)	No payout for performance levels below threshold. Payment scales between Threshold and Target and between Target and Maximum are linear.

Table 10

Shares Earned for 2009 Performance Goal Achievement

	Grant Year of	Total		2009 Performance
	Performance	Performance		Achievement (% of	2009 Total Shares
Executive	Shares	Share Target	2009 Target	Target)	Earned

Kevin R. Johnson	2009	100,000	33,334	193%	64,335
	2008	335,000	75,000	193%	144,750
Robyn M. Denholm	2009	28,000	9,334	193%	18,015
	2008	25,000	8,333	193%	16,083
Michael Rose	2009	24,500	8,167	193%	15,762
	2009	100,000	33,334	193%	64,335
John Morris	2009	22,000	7,334	193%	14,155
	2008	100,000	41,667	193%	80,417
Pradeep Sindhu	2009	28,000	9,334	193%	18,015
	2008	25,000	8,333	193%	16,083
	2007	33,000	11,000	193%	21,230

Benefits and Perquisites

The named executive officers are provided the same benefits available to employees broadly. The Committee believes that the benefits programs are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain talent.

In addition to the company wide benefits, named executives officers are eligible to participate in the Deferred Compensation Plan and Executive Wellness Program described below.

Deferred Compensation Plan

In June 2008, the Company adopted and implemented a deferred compensation plan. All named executive officers are eligible to participate in the deferred compensation plan. The Company implemented this plan in order to offer benefits that are competitive with companies with which we compete for talent. This plan allows participants to elect to defer a certain amount of compensation earned into one or more investment choices. The participants are not taxed on the compensation deferred into these investments until distribution of invested funds to the participant at a future date, which may be upon termination of employment with the Company or a designated “in-service” date elected by the participant. The deferred compensation plan is intended to comply with Internal Revenue Code Section 409A. None of our named executive officers participated in this plan in 2009.

Executive Wellness Program

The Committee approved the adoption of an Executive Wellness Program (the “Wellness Program”) beginning in June 2008. Under the Wellness Program, eligible executives will receive additional benefits focused on health care screening and wellness. The total value this benefit is limited to $10,000 per year for each eligible executive. The Committee believes that promoting the health and wellness of its executives can result in a number of benefits to the Company, including increased productivity, lower absentee rate and increased organizational stability, among others.

Other Benefits

From time to time, the Company may agree to reimburse employees for relocation costs if the employee’s job responsibilities require him or her to move a significant distance. In connection with Mr. Johnson’s and Mr. Morris’ joining the Company in September 2008 and July 2008, respectively, the Company agreed to reimburse Mr. Johnson and Mr. Morris for relocation expenses to facilitate their moves to a location near the Company’s corporate headquarters, including up to twelve months of Company-paid long-term business housing in Sunnyvale, California. Due to weakness in the real estate market, on November 12, 2009, the Committee approved a twelve month extension of such Company-paid long-term business housing for Mr. Johnson. Mr. Johnson was reimbursed $100,581 and Mr. Morris was reimbursed $138,020 in connection with such expenses in 2009.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2009, are included in the column entitled “All Other Compensation” in the Summary Compensation Table on page 50.

Severance Benefits

In addition to compensation designed to reward employees for service and performance, the Committee has approved severance and change of control provisions for certain employees, including named executive officers.

Basic Severance

In order to recruit executives to the Company and encourage retention of employees, the Committee believes it is appropriate and necessary to provide assurance of certain severance payments if the Company terminates the individual’s employment without cause, as described below. The Committee has approved severance benefits for several members of senior management, including the named executive officers. Upon the commencement of his employment, Mr. Johnson entered into a severance agreement which is described below. Under severance agreements with Ms. Denholm, Mr. Rose, Mr. Morris and Dr. Sindhu, in the event the employee is terminated involuntarily by Juniper Networks without cause, as defined in their respective agreements, and provided the employee executes a full release of claims, in a form satisfactory to Juniper Networks, promptly following termination, the employee will be entitled to receive the following severance benefits: (i) an amount equal to six months of base salary (12 months for Mr. Rose), (ii) an amount equal to half of the individual’s annual target bonus for the fiscal year in which the termination occurs (12 months for Mr. Rose), and (iii) in the case of Ms. Denholm, six months of Company-paid health, dental, vision, and life insurance coverage.

In addition to the aforementioned benefits upon a termination without cause, in the event that Ms. Denholm voluntarily terminates her employment with the Company within the first two years of employment for good reason, as defined in the agreement, and provided she executes a full release of claims, promptly following termination, Ms. Denholm shall receive the following severance benefits: (i) an amount equal to six months of base salary, (ii) an amount equal to half of her annual target bonus for the fiscal year in which the termination occurs and (iii) six months of Company-paid health, dental, vision, and life insurance coverage, (iv) provided no shares have otherwise vested under the restricted stock unit award granted to Ms. Denholm in August 2007, acceleration of vesting of such restricted stock units equal to the total number of shares covered by such award, multiplied by the number of full months of service to the Company completed through the date of termination divided by 48, and (v) provided no shares have otherwise vested under the above stock option award granted to Ms. Denholm in August 2007, acceleration of vesting of such options equal to the total number of shares covered by such award, multiplied by the number of full months of service to the Company completed through the date of termination divided by 48. This provision expired in 2009.

Upon the commencement of his employment, Mr. Johnson entered into a severance agreement which provided that in the event Mr. Johnson is terminated involuntarily by the Company without cause, as defined in the agreement, and provided he executes a full release of claims, in a form satisfactory to Juniper Networks promptly following termination, Mr. Johnson will be entitled to receive the following severance benefits: (i) an amount equal to one year of base salary, (ii) an amount equal to his annual target bonus for the fiscal year in which the termination occurs, and (iii) six months of Company-paid health, dental, vision, and life insurance coverage.

The Committee believes that the size of the severance packages described is consistent with severance offered by other companies of the Company’s size or in the Company’s industry.

The following table describes the potential payments upon termination of employment without cause, or (assuming the change of control benefits discussed below do not apply) for each of the named executive officers as described above. Amounts payable in cash assume relevant salary, bonus and benefit values in effect as of

December 31, 2009. For purposes of valuing the equity awards, the amounts below are based on a per share price of $26.67, which was the closing price as reported on December 31, 2009.

Table 11

Potential Severance Payments for Termination Without Cause

		Incentive	Value of
	Base Salary	Compensation	Accelerated Equity
Executive	Component	Component	Awards	Benefits	Total

Kevin R. Johnson	$720,000	$1,080,000	N/A	$7,273	$1,807,273
Robyn M. Denholm	$237,500	$237,500	N/A	$10,249	$485,249
Michael Rose	$475,000	$475,000	N/A	N/A	$950,000
John Morris	$237,500	$237,500	N/A	N/A	$475,000
Pradeep Sindhu	$188,457	$141,342	N/A	N/A	$329,799

Change of Control Severance

The Committee considers maintaining a stable and effective management team to be essential to protecting and enhancing the best interests of the Company and its stockholders. To that end, the Committee recognizes that the possibility of a change of control may exist from time to time, and that this possibility, and the uncertainty and questions it may raise among management, may result in the departure or distraction of management to the detriment of the Company and its stockholders. Accordingly, the Committee decided to take appropriate steps to encourage the continued attention, dedication and continuity of members of the Company’s management to their assigned duties without the distraction that may arise from the possibility of a change of control. As a result, the Committee approved certain severance benefits for Mr. Johnson, Ms. Denholm, Mr. Rose, Mr. Morris, and Dr. Sindhu, as well as for several members of senior management in the event of certain employment terminations following a change of control. In approving these benefits the Committee considered a number of factors, including the prevalence of similar benefits adopted by other publicly traded companies. In the case of Mr. Johnson, the change of control benefits were also deemed appropriate in light of the negotiations to secure the services of Mr. Johnson as Chief Executive Officer. All current change of control agreements will expire in January 2011 (other than Mr. Johnson’s which expires in January 2013). The Committee takes into account current role and impact of a transaction on the role before renewing the agreements for another period of three years.

The change of control severance benefits approved by the Committee for all named executive officers other than Mr. Johnson, provided the executive signs a release of claims and complies with certain post termination non-solicitation and non-competition obligations, provide that the executive will receive change of control severance benefits if either (i) the executive is terminated without cause within 12 months following the change of control or (ii) between four and 12 months following a change of control the executive terminates his or her employment with the Company (or any parent or subsidiary of the Company) for good reason (both cause and good reason are defined in the agreement). For the purposes of this agreement, a reduction in duties, title, authority or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of the Company remains the Chief Financial Officer of the subsidiary or business unit substantially containing the Company’s business following a change of control) does not by itself constitute grounds for good reason.

These change of control severance benefits consist of (i) a cash payment equal to the executive’s annual base salary plus the executive’s target bonus for the fiscal year in which the change of control or the executive’s termination occurs, whichever is greater, (ii) acceleration of vesting of all of the executive’s then unvested outstanding stock options, stock appreciation rights, restricted stock units and other Company equity compensation awards that vest based on time and (iii) one year of Company-paid health, dental and vision insurance coverage. With respect to equity compensation awards that vest wholly or in part based on factors other than time, such as performance (whether individual or based on external measures such as Company performance, market share, stock price, etc.), the change of control severance benefits include acceleration as follows: (i) any portion for which the measurement or performance period or performance measures have been completed and the resulting quantities have been determined or calculated, shall immediately vest and become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse), and (ii) the remaining portions shall immediately vest and become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse) in an amount equal to the number that would be calculated if the performance measures were achieved at the target level.

Mr. Johnson’s change of control severance benefits are as follows. Provided he signs a release of claims and complies with certain post termination non-solicitation and non-competition obligations, Mr. Johnson will receive change of control severance benefits if either: (i) he is terminated without Cause (as defined below) within 18 months following the change of control, or (ii) between 12 and 18 months following a change of control he terminates his employment with the Company (or any parent or subsidiary of the Company) for Good Reason (as defined below). The change of control severance benefits consist of: (i) a cash payment equal to his annual base salary plus his target bonus for the fiscal year in which the change of control or his termination occurs, whichever is greater, (ii) acceleration of vesting of all of his then unvested outstanding stock options, stock appreciation rights, restricted stock units and other Company equity compensation awards that vest based on time and (iii) one year of Company-paid health, dental, vision, and life insurance coverage. With respect to equity compensation awards that vest wholly or in part based on factors other than time, such as performance (whether individual or based on external measures such as Company performance, market share, stock price, etc.), Mr. Johnson’s change of control severance benefits include acceleration as follows: (i) any portion for which the measurement or performance period or performance measures have been completed and the resulting quantities have been determined or calculated, shall immediately vest and become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse), and (ii) the remaining portions shall immediately vest and become exercisable (and any rights of repurchase by the Company or restriction on sale shall lapse) in an amount equal to the number that would be calculated if the performance measures were achieved at the target level. In the event that any of the provisions of the Company’s 2006 Plan would prevent him from receiving a portion of the entire amount of acceleration of restricted stock, performance shares, RSUs or Deferred Stock Units which would otherwise accelerate under the change of control agreement, then Mr. Johnson’s employment agreement provides for paying him the cash value of such shares.

For purposes of Mr. Johnson’s change of control agreement, “Good Reason” means any of the following actions taken without Mr. Johnson’s express written consent: (i) any material reduction of his duties, title, authority or responsibilities or a material change in who he reports to, relative to his duties, title, authority or responsibilities and reporting relationship as in effect immediately prior to such reduction, (ii) a substantial reduction of the facilities and perquisites (including office space and location) available to Mr. Johnson immediately prior to such reduction, (iii) a reduction by the Company in the base compensation or total target cash compensation as in effect immediately prior to such reduction, (iv) a material reduction by the Company in the kind or level of benefits to which Mr. Johnson was entitled immediately prior to such reduction with the result that his overall benefits package is significantly reduced, or (v) the relocation of Mr. Johnson to a facility or a location more than forty (40) miles from his then-present location.

For purposes of Mr. Johnson’s change of control agreement, “Cause” means (i) an act of personal dishonesty taken by Mr. Johnson in connection with his responsibilities as an employee and intended to result in substantial personal enrichment, (ii) Mr. Johnson being convicted of, or pleading nolo contendere to a felony, (iii) a willful act by Mr. Johnson which constitutes gross misconduct and which is injurious to the Company, or (iv) following delivery to Mr. Johnson of a written demand for performance from the Company which describes the basis for the Company’s reasonable belief that he has not substantially performed his duties, continued violations by Mr. Johnson of his obligations to the Company which are demonstrably willful and deliberate. If any of the change of control benefits would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code and be subject to the excise tax and any related interest or penalties, then he will be entitled to receive from the Company an additional payment (the “Gross-Up Payment”) in an amount up to a maximum of $5 million that that would fund his payment of any excise tax payments as well as all income and employment taxes imposed on the Gross-Up Payment, any Excise Tax imposed on the Gross-Up Payment and any interest or penalties imposed with respect to income and employment taxes imposed on the Gross-Up Payment. No Gross-Up Payment is required if the amount of benefits that would constitute a Parachute Payment is $1 million or less.

The following table describes the potential payments upon termination of employment in connection with a change of control of Juniper Networks for each of the named executive officers. The amounts in the following table for equity awards represent the value of the awards that vest as a result of the termination without cause or a resignation for good reason (as defined in the applicable agreement) of the named executive officer’s employment in connection with a change of control. For purposes of valuing the stock options, the amounts below are based on a per share price of $26.67, which was the closing price as reported on December 31, 2009. Other amounts payable assume relevant salary, bonus and benefit values in effect as of December 31, 2009. The amounts in the following table related to benefits represent the amounts payable by the Company to maintain the officer’s benefits for the period following the termination of the named executive officer’s employment in connection with a change of control as described above.

Table 12

Potential Payments Upon Termination in Connection with a Change of Control

		Incentive
	Base Salary	Compensation	Benefits	Value of
	Severance	Severance	Severance	Accelerated	280G
Name(1)(2)	Component	Component	Component	Equity Awards	Gross-up	Total

Kevin R. Johnson	$720,000	$1,080,000	$14,546	$12,310,320	$5,000,000	$19,124,866
Robyn M. Denholm	$475,000	$475,000	$20,497	$2,255,523	N/A	$3,226,020
Michael Rose	$475,000	$475,000	$14,546	$4,909,068	N/A	$5,873,614
John Morris	$475,000	$475,000	$20,497	$4,810,901	N/A	$5,781,398
Pradeep Sindhu	$376,913	$282,684	$20,497	$3,339,854	N/A	$4,019,948

(1)	If Mr. Johnson’s benefits trigger excise taxes, he will receive a gross up of up to $5 million to cover the tax. No gross up payment is required if the amount of the benefits that would constitute a Parachute Payment is $1 million or less.

(2)	All named executive officers except for Mr. Johnson are subject to a modified cap. Under the modified cap, Ms. Denholm’s benefit would be capped under the safe harbor amount of $2,856,713. The other named executive officers subject to the modified cap would receive the full amount of their benefits since the full benefit payment would provide the best benefit to the executive.

Key 2010 Compensation Program Changes

Annual Cash Incentive Plan

For the 2010 fiscal year, the Committee approved an annual cash incentive plan for Company executives. The design of the cash incentive plan adopted in 2010 is substantially identical to the 2009 cash incentive plan as the Committee was satisfied that the design provided the appropriate allocation of incentives to align executive performance with the interests of the Company and its stockholders. Named executive officers and other eligible participants can earn between 0% — 200% of their target opportunity based on achievement of pre-determined revenue growth and non-GAAP operating margin targets as well as strategic objectives. The strategic objectives component is based on a company-wide scorecard which includes individualized goals for the named executive officers based on the Company’s overall strategy. The incentive targets of the named executive officers remained unchanged for 2010 compared to 2009, except for Dr. Sindhu, whose incentive target was raised to 100% of base salary. The Committee believed this increase was appropriate to align Dr. Sindhu’s target incentive with other executives at the same grade level in the Company. For 2010, the Committee set target performance goals at levels which it believed at the time to be difficult but achievable and set maximum performance goals at a level which it believed to be very difficult.

Long-Term Incentive Program

Similar to the practice followed in 2009, the Committee sought to allocate to equity awards in 2010 to named executive officers with approximately 50% of award value in stock options and 50% award value in performance shares. The amount of each component’s range awarded to a specific named executive officer was based on the individual’s role and grade. For the performance shares granted in 2008, 2009 and 2010, the performance measures for the 2010 tranche will be annual operating cash flow margin and an index score of customer satisfaction as measured by a survey to be conducted in 2010. The Committee believes that use of operating cash flow margin as a performance measures will continue to incentivize the efficient use of cash and maintaining a strong balance sheet. The Committee also believes that the addition of the satisfaction metric in 2010 will help emphasize the need to deliver high customer satisfaction in order to support the Company’s plans for growth. For 2010, the Committee set target performance goals at levels which it believed at the time to be difficult but achievable and set maximum performance goals at a level which it believed to be very difficult.

Stock Option Granting Policy

The Board has approved a policy for granting stock options and equity awards. Pursuant to the policy, new hire and ad hoc promotional and adjustment grants to non-executive employees are to be granted monthly on the third Friday of the month, except as discussed below. All approvals of option grants by the Board, the Stock Committee, or the Compensation Committee shall be made at a meeting, which may be either in-person or telephonic, and not by unanimous written consent, except that this requirement shall not apply to Board actions, such as the appointment of new directors, as to which the granting of options is incidental to the primary Board action. Annual performance grants to non-Section 16 officers are scheduled to occur on the same date as a monthly grant and shall be approved by the Stock Committee in the manner described above. Grants in connection with acquisitions shall, unless a date is specified in the acquisition agreement, occur to the extent practical on a date on which equity awards to Company employees are made by the Stock Committee. Annual equity awards to Section 16 officers are generally scheduled to be approved at a meeting of the Compensation Committee in the first quarter after the fourth fiscal quarter earnings announcement and prior to March 1. The annual grants to Section 16 officers are also generally scheduled to be effective on the third Friday of the month if the meeting approving such grants occurs on or before such date. Notwithstanding the foregoing, if the Company is advised by outside counsel that the granting of equity awards on a particular date or to particular recipients, or prior to the disclosure of certain non-public information, could reasonably be deemed to be a violation of applicable laws or regulations, such grants may be delayed until such time as the granting of those awards would be not reasonably expected to constitute a violation. If making a particular monthly grant would cause the Company to exceed any granting limitation imposed by the Board or Compensation Committee (such as an annual limit), the monthly grant shall be delayed until the first subsequent month in which the limitation would not be exceeded. If the making of a grant would cause the Company to violate the terms of any agreement approved by the Board or a Committee of the Board, such grant shall be delayed until it would not violate such agreement. The exercise price of options granted will be the closing market price on the date of grant. The Company intends to grant options in accordance with the foregoing policy without regard to the timing of the release of material non-public information, such as a positive or negative earnings announcement.

Equity Ownership Guidelines

The Company has adopted stock ownership guidelines to further align the interests of the Company’s named executive officers and directors with the interests of its stockholders and promote the Company’s commitment to sound corporate governance. Please see “Executive Officer and Director Stock Ownership Guidelines” on page 32 of this proxy statement for more information.

Committee Policy on Excise Taxes

On May 21, 2009, the Committee adopted a policy that in unusual circumstances where the Committee believes that accommodations have to be made to recruit a new executive officer to the Company, limited reimbursement for excise taxes payable may be included in the executive officer’s contracts. In those circumstances, the excise tax “gross ups” will be limited to payments triggered by both a change in control and termination of employment and will be subject to a three-year sunset provision.

Repayment of Certain Bonus and Incentive Payments

In November 2008, the Board adopted a policy requiring the Company to seek repayment of certain bonus and incentive compensation in the event the Company is required to prepare an accounting restatement on an annual financial statement included in an Annual Report on Form 10-K. In such event, the Company’s Chief Executive Officer and Chief Financial Officer must deposit into an escrow account for the benefit of the Company the difference (if any) between (i) the amount of any cash bonus or incentive compensation for each of the applicable years covered by the restated financial statements previously paid by that officer, minus (ii) the amount of such cash bonus or incentive compensation that would have been earned by that officer for each of the applicable years had the cash bonus or incentive compensation been determined based on the information contained in the restated financial statements. If a court, arbitrator or committee of independent directors determines that the financial restatement was not due to the gross recklessness or intentional misconduct of the respective officer causing material noncompliance with any financial reporting requirement under the federal securities laws, then the amount deposited by such officer will be returned to the officer, as applicable.

The Impact of Favorable Accounting and Tax Treatment on Compensation Program Design

Favorable accounting and tax treatment of the various elements of our compensation program is a relevant consideration in their design. However, the Company and the Committee have placed a higher priority on structuring flexible compensation programs to promote the recruitment, retention and performance of Section 16 officers than on maximizing tax deductibility. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), places a limit of $1,000,000 on the amount of compensation that Juniper Networks may deduct in any one year with respect to certain executive officers. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has not adopted a policy requiring all compensation to be deductible.

There is an exception to the $1,000,000 limitation for certain performance-based compensation meeting certain requirements. The Company believes that the stock options granted, as well as performance share awards granted in 2009 and in the future, under the 2006 Plan, will meet the terms of the exception. Restricted stock units are not considered performance-based under Section 162(m) of the Tax Code and, as such, are generally not deductible by the Company. The Company has not sought stockholder approval of its annual cash incentive plans, and therefore, payments under those plans may not be fully deductible.

The Company believes it has amended all executive officer arrangements covered by Tax Code Section 409A in a timely manner.

Beginning on January 1, 2006, the Company began accounting for stock-based payments in accordance with the requirements of FASB ASC Topic 718. Like many of the companies within our Peer Group, Juniper Networks has lowered both grant guidelines and option participation rates to ensure that the Company’s equity granting practice remains competitive but also within acceptable cost limitations.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and included in this Proxy Statement beginning on page 35 with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

William R. Stensrud (Chairman)
J. Michael Lawrie

Compensation Committee Interlocks And Insider Participation

During fiscal year 2009, the Compensation Committee consisted of Messrs. Stensrud and Lawrie. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Summary Compensation Table

The following table discloses compensation received by persons serving as our Chief Executive Officer or Chief Financial Officer during fiscal 2009 as well as our three other most highly paid executive officers (together with those persons serving as Chief Executive Officer or Chief Financial Officer in 2009, the “named executive officers”) as of December 31, 2009, as well as their compensation received for each of the fiscal years ending December 31, 2008 and 2007.

Summary Compensation Table

										Change in
										Pension
										Value
										Nonqualified
								Non Equity		Deferred
Name and					Stock	Option		Incentive Plan		Compensation	All Other
Principal Position	Year	Salary	Bonus		Awards(1)	Awards(1)		Compensation		Earnings	Compensation		Total

Kevin R. Johnson	2009	$740,000	$1,500,000	(2)	$2,936,000	$1,893,210		$574,425	(3)	$—	$102,291	(6)	$7,745,926
Chief Executive	2008	$251,515	$1,500,000	(2)	$18,023,000	$15,936,360		$344,000	(4)	$—	$34,739	(7)	$36,089,614
Officer	2007	$—	$—		$—	$—		$—		$—	$—		$—

Robyn M. Denholm	2009	$481,250	$—		$822,080	$492,235		$224,984	(3)	$—	$7,554	(9)	$2,028,103
Executive Vice	2008	$495,000	$—		$1,258,000	$591,962		$430,000	(4)	$—	$14,063	(10)	$2,789,025
President, Chief	2007	$183,637	$250,000	(8)	$1,422,450	$2,777,025		$218,000	(5)	$—	$2,954	(11)	$4,854,066
Financial Officer

John Morris	2009	$481,250	$—		$645,920	$391,263		$152,797	(3)	$—	$143,795	(13)	$1,815,025
Executive Vice	2008	$250,000	$250,000	(12)	$4,510,000	$1,273,050		$161,250	(4)	$—	$12,309	(14)	$6,456,609
President, Worldwide	2007	$—	$—		$—	$—		$—		$—	$—		$—
Field Operations

Michael Rose	2009	$481,250	$—		$3,655,320	$460,681		$152,797	(3)	$—	$11,138	(16)	$4,761,186
Executive Vice	2008	$72,917	$250,000	(15)	$—	$1,595,520	(17)	$—		$—	$67,505	(18)	$1,985,942
President, Service,	2007	$—	$—		$—	$452,465	(19)	$—		$—	$29,375	(20)	$481,840
Support and Operations

Pradeep Sindhu	2009	$381,872	$15,000	(21)	$822,080	$542,720		$119,574	(3)	$—	$9,201	(22)	$1,890,447
Chief Technology	2008	$383,813	$5,000	(21)	$1,258,000	$591,962		$255,904	(4)	$—	$7,699	(23)	$2,502,378
Officer and Vice	2007	$321,250	$—		$1,550,895	$453,684		$282,038	(5)	$—	$5,916	(24)	$2,613,783
Chairman of the Board

(1)	Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown represent an aggregate grant date fair value of stock-related awards in each fiscal year computed in accordance with FASB ASC Topic 718 including the maximum shares issuable for the performance share awards, restricted stock units and non-qualified stock options. The assumptions used to calculate the value of option awards are set forth under Note 1 of the Notes to Consolidated Financial Statements included in Juniper Networks Annual Report on Form 10-K for 2009 filed with the SEC on February 26, 2010.

(2)	Amount paid reflects installments of the $5,000,000 sign on bonus to Mr. Johnson agreed to in connection with commencement of employment with the Company.

(3)	Amounts reflect bonuses earned in 2009 but paid in 2010 under the 2009 Juniper Networks annual cash incentive plan.

(4)	Amounts reflect bonuses earned in 2008 but paid in 2009 under the 2008 Juniper Networks annual cash incentive plan.

(5)	Amounts reflect bonuses earned in 2007 but paid in 2008 under the 2007 Juniper Networks Executive Officer Bonus Plan.

(6)	Consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums and $100,581 in taxable relocation costs.

(7)	Consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums and $34,169 in taxable relocation costs.

(8)	Amount paid reflects a $250,000 sign on bonus paid to Ms. Denholm upon commencement of employment with the Company.

(9)	Consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums and $4,125 in matching contributions paid under the Company’s 401(k) plan.

(10)	Consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums and $3,875 in matching contributions paid under the Company’s 401(k) plan.

(11)	Consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums and $2,500 in matching contributions paid under the Company’s 401(k) plan.

(12)	Amount paid reflects a $250,000 sign on bonus paid to Mr. Morris upon commencement of employment with the Company.

(13)	Consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, $138,020 in taxable relocation costs and $4,125 in matching contributions paid under the Company’s 401(k) plan.

(14)	Consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums and $10,174 in taxable relocation costs.

(15)	Amount paid reflects a $250,000 sign on bonus paid to Mr. Rose upon commencement of employment with the Company.

(16)	Consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums and $5,500 in matching contributions paid under the Company’s 401(k) plan.

(17)	Includes grant date fair value of $164,160 for an award granted in connection with service provided to the Company as a non-employee Director. Mr. Rose resigned from the Board of Directors in November 2008 in connection with commencement of his employment.

(18)	Consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums, $5,125 in matching contributions paid under the Company’s 401(k) plan and $61,563 paid to Mr. Rose in connection with service as a non employee Director in 2008.

(19)	Amount reflects the grant date fair value for an award granted in connection with service provided to the Company as a non-employee Director.

(20)	Amount reflects payment for service as a non-employee Director in 2007.

(21)	Amounts reflect payment of cash bonus for the Company’s patent filing rewards program.

(22)	Consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums and $5,500 in matching contributions paid under the Company’s 401(k) plan.

(23)	Consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums and $5,125 in matching contributions paid under the Company’s 401(k) plan.

(24)	Consists of costs related to the standard employee benefit portion paid by the Company for life and disability insurance premiums and $3,594 in matching contributions paid under the Company’s 401(k) plan.

Grants of Plan-Based Awards for Fiscal 2009

The following table shows all plan-based awards granted to our named executive officers during 2009. The option awards identified in the table below are also reported in the Outstanding Equity Awards at Fiscal 2009 Year-End Table on the following page.

Grants of Plan-Based Awards for Fiscal 2009

									All Other	All Other
									Stock	Option	Exercise
									Awards:	Awards:	or Base	Grant
		Estimated Future Payouts Under							Number of	Number	Price of	Date Fair
		Non-Equity Incentive Plan			Estimated Future Payouts Under				Shares	of	Option	Value of Stock
	Grant	Awards(1)			Equity Incentive Plan Awards(2)				of Stock	Securities	Awards	and Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum		or Units	Underlying Options	($/sh)	Awards(3)

	2/20/2009	$—	$1,110,000	$2,220,000
Kevin R. Johnson	2/20/2009				—	100,000	200,000					$2,936,000
	2/20/2009								—	300,000	$14.68	$1,893,210

	2/20/2009	$—	$481,250	$962,500
Robyn M. Denholm	2/20/2009				—	28,000	56,000					$822,080
	2/20/2009								—	78,000	$14.68	$492,235

	2/20/2009	$—	$481,250	$962,500
John Morris	2/20/2009				—	22,000	44,000					$645,920
	2/20/2009								—	62,000	$14.68	$391,263

	2/20/2009	$—	$481,250	$962,500
Michael Rose	2/20/2009				—	124,500	249,000	(4)				$3,655,320
	2/20/2009								—	73,000	$14.68	$460,681

	2/20/2009	$—	$286,404	$572,808
Pradeep Sindhu	2/20/2009				—	28,000	56,000					$822,080
	2/20/2009								—	86,000	$14.68	$542,720

(1)	Amounts reflect potential cash bonuses payable under the Company’s 2009 annual cash incentive plan described in “Compensation Discussion and Analysis” above. Actual payment amounts pursuant to the 2009 annual cash incentive plan for Mr. Johnson, Ms. Denholm, Mr. Morris, Mr. Rose, and Dr. Sindhu are included in the Summary Compensation Table Actual and were $574,425, $224,984, $152,797, $152,797, and $119,574, respectively.

(2)	Amounts reflect performance share awards issuable under the Company’s 2009 Long Term Equity Incentive Program described in “Compensation Discussion and Analysis” above.

(3)	Represents an aggregate grant date fair value of stock-related awards in fiscal 2009 computed in accordance with FASB ASC Topic 718 including the maximum shares issuable for the 2009 performance share awards, restricted stock units and non-qualified stock options.

(4)	Includes a performance share award for 200,000 shares granted in connection with Mr. Rose joining the Company as an employee. Mr. Rose resigned from the Company’s Board of Directors in November 2008 in connection with such employment and, following such resignation, the options previously granted to Mr. Rose as a director expired unexercised.

Outstanding Equity Awards at Fiscal 2009 Year-End

The following table shows all outstanding equity awards held by our named executive officers at December 31, 2009.

	Option Awards						Stock Awards
				Equity					Equity
				Incentive					Incentive Plan
				Plan					Awards:		Equity Incentive
				Awards:				Market	Number of		Plan Awards:
	Number of	Number of		Number of			Number of	Value of	Unearned		Market or Payout
	Securities	Securities		Securities			Shares or	Shares or	Shares, Units		Value of Unearned
	Underlying	Underlying		Underlying	Option		Units of	Units of	or Other		Shares, Units or
	Unexercised	Unexercised		Unexercised	Exercise	Option	Stock That	Stock That	Rights That		Other Rights That
	Options (#)	Options (#)		Unearned	Price	Expiration	Have Not	Have Not	Have Not		Have Not Vested
Name	Exercisable	Unexercisable		Options (#)	($)	Date	Vested (#)	Vested ($)	Vested (#)		($)(13)

Kevin R. Johnson	437,500	962,500	(1)	—	26.90	9/19/2015	—	—
	0	200,000	(2)		26.90	9/19/2015
	0	300,000	(3)		14.68	2/20/2016
									600,000	(11)	$16,002,000
									200,000	(12)	$5,334,000
Robyn M. Denholm	145,833	104,167	(4)	—	31.61	8/14/2014	—	—
	28,437	36,563	(5)		25.16	3/21/2015
	0	78,000	(3)		14.68	2/20/2016
									22,500		$600,075
									41,334	(11)	$1,102,378
									56,000	(12)	$1,493,520
John Morris	53,125	96,875	(6)	—	22.55	7/18/2015	—	—
	0	62,000	(3)		14.68	2/20/2016			182,667	(11)	$4,871,729
									44,000	(12)	$1,173,480
Michael Rose	54,166	145,834	(7)	—	$14.91	11/21/2015	—	—
	0	73,000	(3)		$14.68	2/20/2016
									249,000		$6,640,830
Pradeep Sindhu	100,000			—	10.31	05/28/2012	—	—
	300,000				5.69	07/01/2012
	300,000				15.00	09/26/2013
	200,000				28.17	01/29/2014
	70,000				22.59	04/29/2015
	110,000				22.59	04/29/2015
	67,083	2,917	(8)		18.96	02/08/2013
	48,125	21,875	(9)		18.31	03/09/2014
	28,437	36,563	(5)		25.16	03/21/2015
		86,000	(3)		14.68	2/20/2016
									1,848		$49,286
									44,880	(10)	$1,196,950
									41,334	(11)	$1,102,378
									56,000	(12)	$1,493,520

(1)	The option was granted on 9/19/2008. The shares become exercisable as to 25% of the shares on 9/19/2009 and vest monthly thereafter to be fully vested on 9/19/2012 assuming continued employment with Juniper Networks.

(2)	The option was granted on 9/19/2008. The shares become exercisable as to 25% of the shares on 3/1/2010 and vest monthly thereafter to be fully vested on 3/1/2013 assuming continued employment with Juniper Networks.

(3)	The option was granted on 2/20/2009. The shares become exercisable as to 25% of the shares on 2/20/2010 and vest monthly thereafter to be fully vested on 2/20/2013 assuming continued employment with Juniper Networks.

(4)	The option was granted on 8/14/2007. The shares became exercisable as to 25% of the shares on 8/14/2008 and vest monthly thereafter to be fully vested on 08/14/2011 assuming continued employment with Juniper Networks.

(5)	The option was granted on 3/21/2008. The shares become exercisable as to 25% of the shares on 3/21/2009 and vest monthly thereafter to be fully vested on 3/21/2012 assuming continued employment with Juniper Networks.

(6)	The option was granted on 7/18/2008. The shares become exercisable as to 25% of the shares on 7/18/2009 and vest monthly thereafter to be fully vested on 7/18/2012 assuming continued employment with Juniper Networks.

(7)	The option was granted on 11/21/2008. The shares become exercisable as to 25% of the shares on 11/21/2009 and vest monthly thereafter to be fully vested on 11/21/2012 assuming continued employment with Juniper Networks.

(8)	The option was granted on 2/8/2006. The shares became exercisable as to 25% of the shares on 2/8/2007 and vest monthly thereafter to be fully vested on 2/8/2010 assuming continued employment with Juniper Networks.

(9)	The option was granted on 3/9/2007. The shares became exercisable as to 25% of the shares on 3/9/2008 and vest monthly thereafter to be fully vested on 3/9/2011 assuming continued employment with Juniper Networks.

(10)	Represents maximum shares issuable under performance share award granted in 2007.

(11)	Represents maximum shares issuable under performance share award granted in 2008.

(12)	Represents maximum shares issuable under performance share award granted in 2009.

(13)	The market value of the Stock Awards is based on the closing market price of our common stock as of December 31, 2009, which was $26.67.

Option Exercises and Stock Vested For Fiscal 2009

The following table shows all stock options exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting, by our named executive officers during 2009.

Option Exercises and Stock Vested For Fiscal 2009

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
Name	Exercise	Exercise	Vesting	Vesting

Kevin R. Johnson	—	$—	33,600	$493,248
Robyn M. Denholm	—	$—	22,500	$553,950
John Morris	—	$—	—	$—
Michael Rose	—	$—	—	$—
Pradeep Sindhu	—	$—	2,772	$39,390

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2009 about our common stock that may be issued under the Company’s prior and existing equity compensation plans, including option plans and employee stock purchase plans. The table does not include information with respect to shares subject to outstanding options assumed by the Company in connection with acquisitions of the companies that originally granted those options. Footnote (6) to the table sets forth the total number of shares of the Company’s common stock issuable upon exercise of assumed options as of December 31, 2009, and the weighted average exercise price of those options. No additional options may be granted under those assumed plans.

	Number of	Weighted-	Number of Securities
	Securities to be	Average	Remaining Available for
	Issued Upon	Exercise	Future Issuance Under
	Exercise of	Price of	Equity Compensation Plans
	Outstanding	Outstanding	(Excluding Securities Reflected
Plan Category	Options(3)	Options	in the First Column)

Equity compensation plans approved by security holders(1)	57,055,487 (4)	$21.60	28,353,722 (5)
Equity compensation plans not approved by security holders(2)	8,276,574	$17.59	—

Total	65,332,061	$21.09	28,353,722

(1)	Includes the 2006 Equity Incentive Plan (the “2006 Plan”), Amended and Restated 1996 Stock Plan (the “1996 Plan”) and the 2008 Employee Stock Purchase Plan (the “2008 Purchase Plan”). Effective May 18, 2006, additional equity awards under the 1996 Plan have been discontinued and new equity awards are being granted under the 2006 Plan. Remaining authorized shares under the 1996 Plan that were not subject to outstanding awards as of May 18, 2006, were canceled on May 18, 2006. The 1996 Plan will remain in effect as to outstanding equity awards granted under the plan prior to May 18, 2006.

(2)	Includes the 2000 Nonstatutory Stock Option Plan (the “2000 Plan”). No options issued under this Plan are held by any directors or executive officers. Effective May 18, 2006, additional equity awards under the 2000 Plan have been discontinued and new equity awards are being granted under the 2006 Plan. Remaining authorized shares under the 2000 Plan that were not subject to outstanding awards as of May 18, 2006, were canceled on May 18, 2006. The 2000 Plan will remain in effect as to outstanding equity awards granted under the plan prior to May 18, 2006.

(3)	Excludes 9,123,477 shares subject to restricted stock units and performance share awards outstanding as of December 31, 2009 that were issued under the 1996 Plan and 2006 Plan.

(4)	Excludes purchase rights accruing under the Company’s 2008 Purchase Plan, which had a remaining stockholder-approved reserve of 10,386,555 shares as of December 31, 2009.

(5)	Consists of shares available for future issuance under the 2006 Plan and the 2008 Purchase Plan. As of December 31, 2009, an aggregate of 17,967,167 and 10,386,555 shares of common stock were available for issuance under the 2006 Plan and the 2008 Purchase Plan respectively. Under the terms of the 2006 Plan, any shares subject to any options under the Company’s 2000 Plan and 1996 Plan that are outstanding on May 18, 2006, and that subsequently expire unexercised, up to a maximum of an additional 75,000,000 shares will become available for issuance under the 2006 Plan.

(6)	As of December 31, 2009, a total of 2,028,996 shares of the Company’s common stock were issuable upon exercise of outstanding options under plans assumed in connection with acquisitions. The weighted average exercise price of those outstanding options is $12.77 per share. No additional options may be granted under those assumed plans.

The following supplemental table provides information as of March 22, 2010, about our common stock that may be issued under the Company’s existing equity compensation plans, including option plans and employee stock purchase plans. The table does not include information with respect to shares subject to outstanding options assumed by the Company in connection with acquisitions of the companies that originally granted those options. Footnote (6) to the table sets forth the total number of shares of the Company’s Common Stock issuable upon exercise of assumed options as of March 22, 2010, and the weighted average exercise price of those options. No additional options may be granted under those assumed plans.

	Number of	Weighted-	Number of Securities
	Securities to be	Average	Remaining Available for
	Issued Upon	Exercise	Future Issuance Under
	Exercise of	Price of	Equity Compensation Plans
	Outstanding	Outstanding	(Excluding Securities Reflected
Plan Category	Options(3)	Options	in the First Column)

Equity compensation plans approved by security holders(1)	57,337,471 (4)	$22.26	11,643,075 (5)
Equity compensation plans not approved by security holders(2)	7,648,102	$17.91	0

Total	64,985,573	$21.75	11,643,075

(1)	Includes the 2006 Plan, the 1996 Plan and the 2008 Purchase Plan. Effective May 18, 2006, additional equity awards under the 1996 Plan have been discontinued and new equity awards are being granted under the 2006 Plan. Remaining authorized shares under the 1996 Plan that were not subject to outstanding awards as of May 18, 2006, were canceled on May 18, 2006. The 1996 Plan will remain in effect as to outstanding equity awards granted under the plan prior to May 18, 2006.

(2)	Includes the 2000 Nonstatutory Stock Option Plan (the “2000 Plan”). No options issued under this Plan are held by any directors or executive officers. Effective May 18, 2006, additional equity awards under the 2000 Plan have been discontinued and new equity awards are being granted under the 2006 Plan. Remaining authorized shares under the 2000 Plan that were not subject to outstanding awards as of May 18, 2006, were canceled on May 18, 2006. The 2000 Plan will remain in effect as to outstanding equity awards granted under the plan prior to May 18, 2006.

(3)	Excludes 12,849,434 shares subject to restricted stock units and performance share awards outstanding as of March 22, 2010 that were issued under the 1996 Plan and 2006 Plan.

(4)	Excludes purchase rights accruing under the Company’s 2008 Employee Stock Purchase Plan, which had a remaining stockholder-approved reserve of 9,400,019 shares as of March 22, 2010.

(5)	Consists of shares available for future issuance under the 2006 Plan and the 2008 Purchase Plan. As of March 22, 2010, an aggregate of 2,243,056 and 9,400,019 shares of common stock were available for issuance under the 2006 Plan and the 2008 Purchase Plan respectively.

(6)	As of March 22, 2010, a total of 1,736,638 shares of the Company’s Common Stock were issuable upon exercise of outstanding options under plans assumed in connection with acquisitions. The weighted average exercise price of those outstanding options is $13.44 per share. No additional options may be granted under those assumed plans

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, as Juniper Networks’ auditors for the fiscal year ending December 31, 2010. Representatives of Ernst & Young are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Incurred by Juniper Networks for Ernst & Young LLP

Fees for professional services provided by the Company’s independent registered public accounting firm in each of the last two years are approximately:

	2009	2008

Audit fees	$3,477,133	$3,438,000
Audit-related fees	587,913	954,000
Tax fees	362,433	50,000
All other fees	—	—

Total	$4,427,479	$4,442,000

Audit fees are for professional services rendered in connection with the audit of the Company’s annual financial statements and the review of its quarterly financial statements. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, and are not reported under “Audit Fees”. These services include accounting consultations in connection with transactions, attest services that are required by statute or regulation, and consultations concerning financial accounting and reporting standards. Tax fees are for professional services rendered for tax compliance, tax advice and tax planning.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has delegated such pre-approval authority to the chairman of the committee. The Audit Committee pre-approved all services performed by the Company’s independent registered public accounting firm in 2009 and 2008.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including establishing and maintaining adequate internal control over the Company’s financial reporting. The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held 16 meetings during fiscal year 2009.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and SEC rules discussed in Final Releases Nos. 33-8183 and 33-8183a.

3. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526 (Rule 3526, “Communications with Audit Committees Concerning Independence”) and has discussed with the Company’s independent registered public accounting firm its independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the Company’s audited financial statements for the fiscal year ended December 31, 2009 be included in Juniper Networks’ Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE

Robert M. Calderoni (Chairman)
William F. Meehan
Stratton Sclavos

Directions to Juniper Networks, Inc.

1220 N. Mathilda Avenue
Building 3, Pacific Conference Room
Sunnyvale, CA 94089

From San Francisco Airport:

•	Travel south on Highway 101.

•	Exit Highway 237 east in Sunnyvale.

•	Exit Mathilda and turn left onto Mathilda Avenue.

•	Juniper Networks Corporate Headquarters and Knowledge Center will be on the right side across from the Lockheed/Martin light rail station.

From San Jose Airport and points south:

•	Travel north on Highway 101 to Mathilda Avenue in Sunnyvale.

•	Exit Mathilda Avenue north.

•	Continue on Mathilda past Highway 237 and Lockheed Martin Avenue.

•	Juniper Networks Corporate Headquarters and Knowledge Center will be on the right side across from the Lockheed/Martin light rail station.

From Oakland Airport and the East Bay:

•	Travel south on Interstate 880 until you get to Milpitas.

•	Turn right on Highway 237 west.

•	Continue approximately 10 miles.

•	Exit Mathilda Avenue and turn right at the stoplight.

•	Juniper Networks Corporate Headquarters and Knowledge Center will be on the right side across from the Lockheed/Martin light rail station.

Appendix A

JUNIPER NETWORKS, INC.

2006 EQUITY INCENTIVE PLAN

As amended February 2, 2010

1. Purposes of the Plan.  The purposes of this Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers and Outside Directors and to promote the success of the Company’s business.

Awards to Service Providers granted hereunder may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units or Dividend Equivalents, at the discretion of the Administrator and as reflected in the terms of the written option agreement. This Equity Incentive Plan also provides for the automatic, non-discretionary award of Nonstatutory Stock Options to Outside Directors.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Administrator” shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Annual Revenue” shall mean the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles.

(c) “Applicable Laws” shall mean the legal requirements relating to the administration of equity incentive plans under California corporate and securities laws and the Code.

(d) “Award” shall mean, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units or Dividend Equivalents.

(e) “Award Agreement” shall mean the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Awarded Stock” shall mean the Common Stock subject to an Award.

(g) “Board” shall mean the Board of Directors of the Company.

(h) “Cash Position” shall mean the Company’s level of cash and cash equivalents.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(j) “Common Stock” shall mean the Common Stock of the Company.

(k) “Committee” shall mean the Committee appointed by the Board of Directors or a sub-committee appointed by the Board’s designated committee in accordance with Section 4(a) of the Plan, if one is appointed.

(l) “Company” shall mean Juniper Networks, Inc.

(m) “Consultant” shall mean any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services; provided, however, that the term “Consultant” shall not include Outside Directors, unless such Outside Directors are compensated for services to the Company other than through payment of director’s fees and Option grants under Section 11 hereof.

(n) “Continuous Status as a Director” means that the Director relationship is not interrupted or terminated.

(o) “Deferred Stock Unit” means a deferred stock unit Award granted to a Participant pursuant to Section 16.

(p) “Director” shall mean a member of the Board.

(q) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(r) “Dividend Equivalent” shall mean a credit, payable in cash, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant. Dividend Equivalents may be subject to the same vesting restrictions as the related Shares subject to an Award, at the discretion of the Administrator.

(s) “Employee” shall mean any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(t) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange, as reported in the Wall Street Journal on the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day;

(ii) If there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices, or closing price in the event quotations for the Common Stock are reported on the National Market System, of the Common Stock on the date of determination, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System); or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(v) “Fiscal Year” shall mean a fiscal year of the Company.

(w) “Full Value Award” shall mean a grant of Restricted Stock, a Restricted Stock Unit, a Performance Share or a Deferred Stock Unit hereunder.

(x) “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y) “Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(z) “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa) “Option” shall mean a stock option granted pursuant to the Plan.

(bb) “Optioned Stock” shall mean the Common Stock subject to an Option.

(cc) “Outside Director” means a Director who is not an Employee or Consultant.

(dd) “Parent” shall mean a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee) “Participant” shall mean an Employee or Consultant who receives an Award.

(ff) “Performance Goals” shall mean the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the performance measures for any performance period will be any one or more of the following objective performance criteria, applied to either the Company as a whole or, except with respect to stockholder return metrics, to a region, business unit, affiliate or business segment, and measured either on an absolute basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”) or which may be adjusted when established to exclude any items otherwise includable under GAAP or under IASB Principles: (i) cash flow (including operating cash flow or free cash flow), (ii) cash position, (iii) revenue (on an absolute basis or adjusted for currency effects), (iv) revenue growth, (v) contribution margin, (vi) gross margin, (vii) operating margin (viii) operating expenses or operating expenses as a percentage of revenue, (ix) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (x) earnings per share, (xi) operating income, (xii) net income, (xiii) stock price, (xiv) return on equity, (xv) total stockholder return, (xvi) growth in stockholder value relative to a specified publicly reported index (such as the S&P 500 Index), (xvii) return on capital, (xviii) return on assets or net assets, (xix) return on investment, (xx) economic value added, (xxi) operating profit or net operating profit, (xxii) operating margin, (xxiii) market share, (xxiv) contract awards or backlog, (xxv) overhead or other expense reduction, (xxvi) credit rating, (xxvii) objective customer indicators, (xxviii) new product invention or innovation, (xxix) attainment of research and development milestones, (xxx) improvements in productivity, (xxxi) attainment of objective operating goals, and (xxxii) objective employee metrics. The Performance Goals may differ from Participant to Participant and from Award to Award. In particular, the Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude (a) any extraordinary non-recurring items, (b) the affect of any merger, acquisition, or other business combination or divestiture or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’, region’s, affiliate’s or business segment’s reported results.

(gg) “Performance Share” shall mean a performance share Award granted to a Participant pursuant to Section 14.

(hh) “Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 15.

(ii) “Plan” shall mean this 2006 Equity Incentive Plan, as amended.

(jj) “Plan Minimum Vesting Requirements” shall mean the minimum vesting requirements for Full Value Awards under Plan Section 4(b)(vi) hereunder.

(kk) “Restricted Stock” shall mean a restricted stock Award granted to a Participant pursuant to Section 11.

(ll) “Restricted Stock Unit” shall mean a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 13. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(mm) “Rule 16b-3” shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(nn) “Section 16(b)” shall mean Section 16(b) of the Exchange Act.

(oo) “Service Provider” means an Employee or Consultant.

(pp) “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 21 of the Plan.

(qq) “Stock Appreciation Right” or “SAR” shall mean a stock appreciation right granted pursuant to Section 9 below.

(rr) “Subsidiary” shall mean a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.  Subject to the provisions of Section 21 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 94,500,000 shares of Common Stock plus any Shares subject to any options under the Company’s 2000 Nonstatutory Stock Option Plan and 1996 Stock Incentive Plan that are outstanding on the date this Plan becomes effective and that subsequently expire unexercised, up to a maximum of an additional 75,000,000 Shares. All of the shares issuable under the Plan may be authorized, but unissued, or reacquired Common Stock.

Any Shares subject to Options or SARs shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto. Any Shares subject to Performance Shares, Restricted Stock or Restricted Stock Units with a per share or unit purchase price lower than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as two and one-tenth Shares for every one Share subject thereto. To the extent that a Share that was subject to an Award that counted as two and one-tenth Shares against the Plan reserve pursuant to the preceding sentence is recycled back into the Plan under the next paragraph of this Section 3, the Plan shall be credited with two and one-tenth Shares.

If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Performance Shares or Restricted Stock Units, is forfeited to or repurchased by the Company at its original purchase price due to such Award failing to vest, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, when an SAR is exercised, the shares subject to a SAR grant agreement shall be counted against the numerical limits of Section 3 above, as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise (i.e., shares withheld to satisfy the exercise price of an SAR shall not remain available for issuance under the Plan). Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Performance Shares or Restricted Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company due to such Awards failing to vest, such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not reduce the number of Shares available for issuance under the Plan. Any payout of Dividend Equivalents or Performance Units, because they are payable only in cash, shall not reduce the number of Shares available for issuance under the Plan. Conversely, any forfeiture of Dividend Equivalents or Performance Units shall not increase the number of Shares available for issuance under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.  If permitted by Applicable Laws, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

(ii) Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee consisting solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Administration With Respect to Officers Subject to Section 16(b).  With respect to Option grants made to Employees who are also Officers subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3.

(iv) Administration With Respect to Other Persons.  With respect to Award grants made to Employees or Consultants who are not Officers of the Company, the Plan shall be administered by (A) the Board, (B) a committee designated by the Board, or (C) a sub-committee designated by the designated committee, which committee or sub-committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies

(however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

(v) Administration With Respect to Automatic Grants to Outside Directors.  Automatic Grants to Outside Directors shall be pursuant to a non-discretionary formula as set forth in Section 11 hereof and therefore shall not be subject to any discretionary administration.

(b) Powers of the Administrator.  Subject to the provisions of the Plan (including the non-discretionary automatic grant to Outside Director provisions of Section 11), and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value in accordance with Section 2(v) of the Plan;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine whether and to what extent Awards are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards vest or may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions (subject to compliance with applicable laws, including Code Section 409A), and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; provided, however, that with respect to Full Value Awards vesting solely based on continuing as a Service Provider, they will vest in full no earlier (except if accelerated pursuant to Section 21 hereof or pursuant to change of control severance agreements entered into by and between the Company and any Service Provider) than the three (3) year anniversary of the grant date; provided, further, that if vesting is not solely based on continuing as a Service Provider, they will vest in full no earlier (except if accelerated pursuant to Section 21 hereof or pursuant to change of control severance agreements entered into by and between the Company and any Service Provider) than the one (1) year anniversary of the grant date;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

(ix) to modify or amend each Award (subject to Section 7 and Section 24(c) of the Plan);

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to determine the terms and restrictions applicable to Awards;

(xii) to determine whether Awards will be adjusted for Dividend Equivalents and whether such Dividend Equivalents shall be subject to vesting; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

(d) Exception to Plan Minimum Vesting Requirements.

(i) Full Value Awards that result in issuing up to 5% of the maximum aggregate number of shares of Stock authorized for issuance under the Plan (the “5% Limit”) may be granted to any one or more employees or Non-employee Directors without respect to the Plan Minimum Vesting Requirements.

(ii) All Full Value Awards that have their vesting discretionarily accelerated, and all Options and SARs that have their vesting discretionarily accelerated 100%, other than, in either case, pursuant to (A) a merger or asset sale transaction described in Section 21(c) hereof (including vesting acceleration in connection with employment termination following such event), (B) a Participant’s death, or (C) a Participant’s Disability, are subject to the 5% Limit.

(iii) Notwithstanding the foregoing, the Administrator may accelerate the vesting of Full Value Awards such that the Plan Minimum Vesting Requirements are still satisfied, without such vesting acceleration counting toward the 5% Limit.

(iv) The 5% Limit applies in the aggregate to Full Value Award grants that do not satisfy Plan minimum vesting requirements and to the discretionary vesting acceleration of Awards.

5. Eligibility.  Awards may be granted only to Service Providers. Incentive Stock Options may be granted only to Employees. A Service Provider who has been granted an Award may, if he or she is otherwise eligible, be granted an additional Award or Awards. Outside Directors may only be granted Awards as specified in Section 11 hereof.

6. Code Section 162(m) Provisions.

(a) Option and SAR Annual Share Limit.  Subject to Section 7 below, no Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 2,000,000 Shares; provided, however, that such limit shall be 4,000,000 Shares in the Participant’s first Fiscal Year of Company service.

(b) Restricted Stock, Performance Share and Restricted Stock Unit Annual Limit.  No Participant shall be granted, in any Fiscal Year, more than 1,000,000 Shares in the aggregate of the following: (i) Restricted Stock, (ii) Performance Shares, or (iii) Restricted Stock Units; provided, however, that such limit shall be 2,000,000 Shares in the Participant’s first Fiscal Year of Company service.

(c) Performance Units Annual Limit.  No Participant shall receive Performance Units, in any Fiscal Year, having an initial value greater than $2,000,000, provided, however, that such limit shall be $4,000,000 in the Participant’s first Fiscal Year of Company service.

(d) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(e) Changes in Capitalization.  The numerical limitations in Sections 6(a) and (b) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 16(a).

7. No Repricing.  The exercise price for an Option or SAR may not be reduced without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option or SAR as well as an Option or SAR exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award. If an Option or SAR is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option or SAR as well as any replacement Option or SAR will be counted against the limits set forth in section 6(a) above. Moreover, if the exercise price of an Option or SAR is reduced, the transaction will be treated as a cancellation of the Option or SAR and the grant of a new Option or SAR.

8. Stock Options.

(a) Type of Option.  Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s incentive stock options granted by the Company, any Parent or Subsidiary, that become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 8(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b) Term of Option.  The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be seven (7) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

(c) Exercise Price and Consideration.

(i) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(A) In the case of an Incentive Stock Option

(1) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(2) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(B) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) Except with respect to automatic stock option grants to Outside Directors, the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of cash; check; delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale proceeds required; or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Law.

9. Stock Appreciation Rights.

(a) Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(a) hereof, the Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b) Exercise Price and other Terms.  The per share exercise price for the Shares to be issued pursuant to exercise of an SAR shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant. Otherwise, subject to Section 6(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than seven(=7) years from the date of grant.

(c) Payment of SAR Amount.  Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

(d) Payment upon Exercise of SAR.  At the discretion of the Administrator, but only as specified in the Award Agreement, payment for a SAR may be in cash, Shares or a combination thereof. If the Award Agreement is silent as to the form of payment, payment of the SAR may only be in Shares.

(e) SAR Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, whether it may be settled in cash, Shares or a combination thereof, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f) Expiration of SARs.  A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

10. Exercise of Option or SAR.

(a) Procedure for Exercise; Rights as a Shareholder.  Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

An Option or SAR may not be exercised for a fraction of a Share.

An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and, with respect to Options only, full payment for the Shares with respect to which the Option is exercised has been received by the Company. With respect to Options only, full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(d) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 21 of the Plan.

(b) Termination of Status as a Service Provider.  If an Employee or Consultant ceases to serve as a Service Provider, he or she may, but only within 90 days (or such other period of time as is determined by the Administrator and as set forth in the Option or SAR Agreement) after the date he or she ceases to be a Service Provider, exercise his or her Option or SAR to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option or SAR at the date of such termination, or if he or she does not exercise such Option or SAR (which he or she was entitled to exercise) within the time specified herein, the Option or SAR shall terminate.

(c) Disability.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR within such period of time as is specified in the Award Agreement to the extent the Option or SAR is vested on the date of termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option or SAR shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option or SAR, the Shares covered by the unvested portion of the Option or SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option or SAR within the time specified herein, the Option shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

(d) Death of Participant.  If a Participant dies while a Service Provider, the Option or SAR may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement (but in no event may the option be exercised later than the expiration of the term set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option or SAR may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option or SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option or SAR shall remain exercisable for twelve (12) months following Participant’s death. If the Option or SAR is not so exercised within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

11. Automatic Stock Option Grants to Outside Directors.

(a) Procedure for Grants.  All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or Restricted Stock Units or to determine the number of Shares to be covered by Options or Restricted Stock Units granted to Outside Directors.

(ii) Each Outside Director shall be automatically granted an Option to purchase 50,000 Shares (the “First Option”) upon the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy.

(iii) At each of the Company’s annual stockholder meetings (A) each Outside Director who was an Outside Director on the date of the prior year’s annual stockholder meeting shall be automatically granted Restricted Stock Units for a number of Shares equal to the Annual Value, and (B) each Outside Director who was not an Outside Director on the date of the prior year’s annual stockholder meeting shall receive a Restricted Stock Unit for a number of Shares determined by multiplying the Annual Value by a fraction, the numerator of which is the number of days since the Outside Director received their First Option, and the denominator of which is 365, rounded down to the nearest whole Share. Each award specified in A and B are generically referred to as an “Annual Award”. The Annual Value means the number equal to $125,000 divided by the average daily closing price over the six month period ending on the last day of the fiscal year preceding the date of grant (for example, the period from July 1, 2008 — December 31, 2008 for Annual Awards granted in May 2009).

(iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that an automatic grant hereunder would cause the number of Shares subject to outstanding Options and Restricted Stock Units plus the number of Shares previously purchased upon exercise of Options or issued upon vesting of Restricted Stock Units to exceed the number of Shares available for issuance under the Plan, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan.

(v) The terms of an Option granted hereunder shall be as follows:

(A) the term of the Option shall be seven (7) years.

(B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in subsection (c) hereof.

(C) the exercise price per Share shall be 100% of the Fair Market Value on the date of grant of the Option.

(D) the First Option shall vest and become exercisable as to 1/36th of the covered Shares each month following the grant date, with the last 1/36th vesting on the day prior to the Company’s annual stockholder meeting in the third calendar year following the date of grant, so as to become 100% vested on the approximately three-year anniversary of the grant date, subject to the Participant maintaining Continuous Status as a Director on each vesting date.

(E) the Annual Award shall become 100% vested on the one year anniversary of the grant date, subject to the Participant maintaining Continuous Status as a Director on each vesting date.

(b) Consideration for Exercising Outside Director Stock Options.  The consideration to be paid for the Shares to be issued upon exercise of an automatic Outside Director Option shall consist entirely of cash, check, and to the extent permitted by Applicable Laws, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price, or any combination of such methods of payment.

(c) Post-Directorship Exercisability.  If an Outside Director ceases to serve as a Director, (including pursuant to his or her death or Disability) he or she may, but only within 90 days, after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise an Option at the date of such termination, or if he or she does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

12. Restricted Stock.

(a) Grant of Restricted Stock.  Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

(b) Other Terms.  The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan; provided that Restricted Stock may only be issued in the form of Shares. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock or the restricted stock unit is awarded. The Administrator may require the recipient to sign a Restricted Stock Award agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c) Restricted Stock Award Agreement.  Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than seven (7) years following the date of grant.

13. Restricted Stock Units.

(a) Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in writing or electronically of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units and the form of payout, which, subject to Section 6(b) hereof, may be left to the discretion of the Administrator.

(b) Vesting Criteria and Other Terms.  The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment.  Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator, in its sole discretion, but only as specified in the Award Agreement, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. If the Award Agreement is silent as to the form of payment, payment of the Restricted Stock Units may only be in Shares.

(e) Cancellation.  On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

14. Performance Shares.

(a) Grant of Performance Shares.  Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 6(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

(b) Other Terms.  The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares Award Agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c) Performance Share Award Agreement.  Each Performance Share grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

15. Performance Units.

(a) Grant of Performance Units.  Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each such unit shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.

(b) Number of Performance Units.  Subject to Section 6(c) hereof, the Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.

(c) Other Terms.  The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.

(d) Performance Unit Award Agreement.  Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

16. Deferred Stock Units.

(a) Description.  Deferred Stock Units shall consist of a Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred Stock Units shall remain subject to the claims of the Company’s general creditors until distributed to the Participant.

(b) 162(m) Limits.  Deferred Stock Units shall be subject to the annual 162(m) limits applicable to the underlying Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award as set forth in Section 6 hereof.

17. Leaves of Absence.  If as a condition to be granted an unpaid leave of absence by the Company, a Participant agrees that vesting shall be suspended during all or a portion of such leave of absence, (except as otherwise required by Applicable Laws) vesting of Awards granted hereunder shall cease during such agreed upon portion of the unpaid leave of absence and shall only recommence upon return to active service.

18. Part-Time Service.  Unless otherwise required by Applicable Laws, if as a condition to being permitted to work on a less than full-time basis, the Participant agrees that any service-based vesting of Awards granted hereunder shall be extended on a proportionate basis in connection with such transition to a less than a full-time basis, vesting shall be adjusted in accordance with such agreement. Such vesting shall be proportionately re-adjusted prospectively in the event that the Employee subsequently becomes regularly scheduled to work additional hours of service.

19. Non-Transferability of Awards.  Except as determined otherwise by the Administrator in its sole discretion (but never a transfer in exchange for value), Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant, without the prior written consent of the Administrator.

20. Stock Withholding to Satisfy Withholding Tax Obligations.  When a Participant incurs tax liability in connection with the exercise, vesting or payout, as applicable, of an Award, which tax liability is subject to tax withholding under applicable tax laws, and the Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option or SAR or the Shares to be issued upon payout or vesting of the other Award, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).

All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(a) the election must be made on or prior to the applicable Tax Date; and

(b) all elections shall be subject to the consent or disapproval of the Administrator.

In the event the election to have Shares subject to an Award withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or SAR is exercised or other Award is vested but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

21. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, the annual share limitations under Sections 6(a) and

(b) hereof, and the number of Shares subject to ongoing automatic First Option and Annual Award grants to Outside Directors under Section 11 hereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion (but not with respect to Options granted to Outside Directors) may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale.

(i) Stock Options and SARs.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or asset sale, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. With respect to Options granted to Outside Directors, in the event that the Outside Director is required to terminate his or her position as an Outside Director at the request of the acquiring entity within 12 months following such merger or asset sale, each outstanding Option held by such Outside Director shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable, unless the Board, in its discretion, determines otherwise.

(ii) Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Deferred Stock Units and Dividend Equivalents.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent and Deferred Stock Unit award (and any related Dividend Equivalent) shall be assumed or an equivalent Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent and Deferred Stock Unit award (and any related Dividend Equivalent) substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent and Deferred Stock Unit award (and any related Dividend Equivalent), the Participant shall fully vest in the Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent and Deferred Stock Unit award (and any related Dividend Equivalent), including as to Shares (or with respect to Dividend Equivalents and Performance Units, the cash equivalent thereof) which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent and Deferred Stock Unit award (and any related Dividend Equivalent) shall be considered assumed if, following the merger or asset sale, the award confers the right to purchase or receive, for each Share (or with respect to Dividend Equivalents and Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the merger or asset sale, the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by holders of the Company’s common stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or asset sale is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award (other than Dividend Equivalents and Performance Units) to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of the Company’s common stock in the merger or asset sale.

22. Time of Granting Awards.  The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

23. Term of Plan.  The Plan shall continue in effect until March 1, 2016.

24. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

25. Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise or payout, as applicable, of an Award, the Company may require the person exercising such Option or SAR, or in the case of another Award (other than a Dividend Equivalent or Performance Unit), the person receiving the Shares upon vesting, to render to the Company a written statement containing such representations and warranties as, in the opinion of counsel for the Company, may be required to ensure compliance with any of the aforementioned relevant provisions of law, including a representation that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required.

26. Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

JUNIPER NETWORKS, INC. 1194 N. MATHILDA AVENUE SUNNYVALE, CA 94089-1206

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			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:			☐	☐	☐

1.	Election of Directors Nominees
01 Pradeep Sindhu		02 Robert M. Calderoni		03 William F. Meehan

The Board of Directors recommends you vote FOR the following proposal(s):

		For	Against	Abstain

2.	Approval of the proposed amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan that increases the number of shares available for issuance thereunder.	☐	☐	☐

3.	Ratification of Ernst & Young LLP, an independent registered public accounting firm, as auditors.	☐	☐	☐

NOTE: THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

For address change/comments, mark here. (see reverse for instructions)	☐

Please sign exactly as your name(s) appear(s) on this Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report on Form 10K is/are available at www.proxyvote.com.

JUNIPER NETWORKS, INC.

2010 ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 12, 2010

9:00 a.m. Pacific time

Juniper Networks, Inc.

1220 N. Mathilda Ave.

Building 3, Pacific Conference Room

Sunnyvale, CA 94089

Mailing Address: 1194 N. Mathilda Avenue, Sunnyvale, CA 94089
This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 12, 2010.
If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3.
By signing the proxy, you revoke all prior proxies and appoint Robyn M. Denholm and Mitchell Gaynor, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.
Address changes/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side